As filed with the Securities and Exchange Commission on May 17, 2013

File Nos. 333-182743

811-22720

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 7

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 9

KKR Series Trust

(Exact name of Registrant as Specified in Charter)

555 California Street

50th Floor

San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(415) 315-3620

Name and address of agent for service:

Nicole J. Macarchuk, Esq.
KKR Asset Management LLC

555 California Street

50th Floor

San Francisco, California 94104

COPY TO:

Allison M. Fumai, Esq.

Richard Horowitz, Esq.

Kenneth E. Young, Esq.
Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐            Immediately upon filing pursuant to paragraph (b)

☐            On (date) pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            On (date) pursuant to paragraph (a)(1)

☒          75 days after filing pursuant to paragraph (a)(2)

☐            On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion

KKR Alternative Strategies Fund

[  ] Class Shares

[  ]

[  ] Class Shares

[  ]

Preliminary Prospectus dated May 17, 2013

[  ], 2013

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY INFORMATION	3
ADDITIONAL INFORMATION ABOUT THE FUND	14
MANAGEMENT OF THE FUND	40
SHAREHOLDER INFORMATION	44
DISTRIBUTION ARRANGEMENTS	61
FINANCIAL HIGHLIGHTS INFORMATION	63
SHAREHOLDER SERVICES	64

SUMMARY INFORMATION

KKR Alternative Strategies Fund

Investment Objective

KKR Alternative Strategies Fund (the “Fund”) seeks to generate capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

	[ ]	[ ]
(fees paid directly from your investment)	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[None]	[None]
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	[None]	[None]
[Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)]	[ ]	[ ]

Annual Fund Operating Expenses

(expenses that you pay each year as a	[ ]		[ ]
percentage of the value of your investment)	Class		Class
Management Fees	[ ]	%	[ ]	%
Distribution and/or Service (12b-1) Fees	[ ]	%	[ ]	%
Other Expenses	[ ]	%	[ ]	%
Shareholder Servicing Fees	[ ]	%	[ ]	%
All Other Expenses(1)	[ ]	%	[ ]	%
Total Other Expenses	[ ]	%	[ ]	%
Acquired Fund Fees and Expenses	[ ]	%	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%	[ ]	%
[Expense Reimbursement(2)]	[ ]	%	[ ]	%
[Total Annual Fund Operating Expenses After Expense Reimbursement(2) ]	[ ]	%	[ ]	%

(1)              “All Other Expenses” are based on estimated amounts for the current fiscal year.

(2)              [Prisma Capital Partners LP, the Fund’s Adviser and a division of leading global investment firm KKR & Co. L.P., has contractually agreed to reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed [    ]% and [    ]% of the average daily net assets of the [  ] Class and [  ] Class, respectively, (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) at least until [    ]. Under the expense limitation agreement (“Expense Limitation Agreement”), the Adviser may recoup such reimbursements in future periods, not exceeding [    ] years, provided the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement plus recoupment do not exceed [    ]% and [    ]% of the average daily net assets of the [  ] Class and [  ] Class, respectively, for the fiscal year.]

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year		3 years
[ ] Class	$	[ ]	$	[ ]
[ ] Class	$	[ ]	$	[ ]

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations as of the date of this Prospectus.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund’s investment objective, Prisma Capital Partners LP, the Fund’s investment adviser (the “Adviser”), intends to allocate assets among a number of sub-advisers (the “Sub-Advisers”) in a manner that the Adviser believes will result in a low correlation to the major equity and fixed income markets.  The Adviser believes that such an allocation will result in returns less volatile than the general stock market (i.e., attractive risk-adjusted returns).  The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets to allocate to each Sub-Adviser.  The Adviser intends to allocate Fund assets to Sub-Advisers with what it believes to be compelling risk/return profiles as market conditions change.  The Adviser reviews a range of qualitative and quantitative factors when determining the allocations to Sub-Advisers, including each Sub-Adviser’s investment style and historical performance, as well as various characteristics of the Sub-Adviser’s expected investment portfolio.

The main strategies that may be employed by the Fund’s Sub-Advisers include:

•                                          Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments;

•                                          Event Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions where the investment thesis is predicated on the anticipated effect of a specific event;

•                                          Global Macro/Managed Futures Strategies (Fundamental and Systematic), which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis;

•                                          Equity Hedge Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors; and

•                                          Opportunistic Strategies, which relate to a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities.

The Adviser also may allocate the Fund’s assets to certain additional strategies in the future.  There is no assurance that any or all of these additional strategies will be used in the future.

The Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter (“OTC”) markets, financial futures and options thereon, foreign currency forward contracts, and in asset-backed investments such as real estate mortgages.  Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes.

The equity securities in which the Fund may invest may include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts, exchange-traded funds (“ETFs”) and partnership interests.

The fixed income securities in which the Fund may invest may include debt securities of the U.S. government and other governments throughout the world as well as their agencies and/or instrumentalities, debt securities of U.S. and non-U.S. corporations, below investment grade debt securities (commonly known as “junk bonds”), commercial and residential mortgage-backed securities, asset-backed securities, loans, loan participations and convertible bonds.  The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

The derivative instruments in which the Fund may invest may include futures and forward contracts; swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); and call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

The Fund may also invest in hedge funds, funds traded publicly on foreign exchanges, funds organized pursuant to the Undertaking for Collective Investment in Transferable Securities (“UCITS”), and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”).

A portion of the Fund’s assets (up to 25%) may be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (collectively, the “Subsidiary”).  The Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or limited liability companies or other business entities (each, a “Trading Entity”), the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”).  Each Trading Entity will be wholly-owned by the Subsidiary and thus indirectly wholly-owned by the Fund.  Portions of the Subsidiary’s assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.  The Adviser may allocate the assets of the Subsidiary among one or more Trading Entities or Trading Advisors to provide exposure to managed futures programs or Underlying Funds employing managed futures or other strategies.  The Adviser expects Trading Advisors to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use.  The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships or otherwise makes investment decisions that prove to be unprofitable.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is classified as a “non-diversified” portfolio, which means it may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of securities.

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Multi-Manager Risk.  Fund performance is dependent upon the Adviser’s selection and oversight of the Sub-Advisers and the success of the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective.  The Sub-Advisers’ investment styles may not always be complementary, and may be in direct conflict, which could adversely affect performance.  Some Sub-Advisers have little experience managing mutual funds which, unlike private funds, are subject to daily cash inflows and outflows and are subject to certain legal and tax-related restrictions on their investments and operations.

Allocation Risk.  The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Sub-Advisers. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager or other issuer is incorrect.

Arbitrage Strategies Risk.  The Fund may invest in securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction.  If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

Event-Driven Strategies Risk. The Fund may invest in companies in expectation of a specific event or catalyst.  Such event-driven investing requires the investor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of the Fund’s investment in the relevant company.  If the event fails to occur or it does not have the effect foreseen, losses can result.

Activist Strategies Risk.  The Fund may invest in securities of a company which is the subject of a proxy contest in the expectation that new management will cause the price of the company’s securities to increase.  If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.

Macro Strategies Risk.  The profitability of any macro program depends primarily on the ability of its manager to predict the price movements of securities, commodities, currencies and related derivative instruments.  Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Equity Securities Risk.  The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Fixed Income Instruments Risk.  The Fund will invest in loans and other types of fixed income instruments and securities.  Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics.  Changes in interest rates generally will cause the value of fixed rate debt investments held by the Fund to vary inversely to such changes.  Debt investments with longer terms to maturity or duration are generally subject to greater volatility than investments in shorter-term obligations.

Investment and Market Risk. The value of the securities and instruments in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Derivatives Risk.  The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments.  The ability to successfully use derivative investments depends on the ability of the Sub-Advisers to predict pertinent market movements, which cannot be assured.

Leverage Risk.  Some or all of the Fund’s Sub-Advisers may cause the Fund to borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act.  This practice, which is known as “leverage,” is speculative and can involve significant risk of loss.  The Fund is also subject to leverage risk in connection with the Sub-Advisers’ speculative investment practices, such as using short sales, derivatives or other instruments where the risk of loss exceeds the amount invested.

Short Selling Risk.  Short selling involves a number of risks.  Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

Non-U.S. Securities Risk.  The Fund will invest in securities or other instruments, including secured loans and unsecured loans, of non-U.S. issuers or borrowers.  Such investments involve certain factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets; (ii) other differences in law and regulation; (iii) certain economic and political risks; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and other assets.  The risks of investments in emerging markets (if any), including the risks described above, are usually greater than the risks involved in investing in more developed markets.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies.  However, the books of the Fund are maintained in U.S. dollars.  Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund.  Furthermore, the Fund’s investments may be subject to risks relating to changes in currency values, as described above.  If one of the Fund’s investments suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Subsidiary Risk.  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

Inflation Risk.  The market price of fixed income investments generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund.  Fixed income investments that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.  Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk.

High Yield Securities Risk.  The Fund may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments.  In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments.  In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

Special Situations and Distressed Investments.  Although the Fund’s investments in securities and other obligations of companies that are in special situations involving significant financial or business distress may result in significant returns, they involve a substantial degree of risk.  There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company.

Loan Risk.  The risks associated with investing in loans are similar to the risks of investing in high yield securities.  If a borrower under a loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the loan, or nothing at all.  Collateral used to secure loans may not be able to be readily liquidated or the liquidation of such collateral may not satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal.  Unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower, are not backed by a security interest in any specific collateral and are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.

Convertible Securities Risk.  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline due to the credit standing of the issuer and other factors.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may adversely affect the Fund.

Structured Products Risk.  The Fund may invest in structured products, consisting of collateralized loan obligations (“CLOs”) and credit-linked notes.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Non-Agency Mortgage-Related Instruments Risk.  Non-agency asset-backed and mortgage-backed (or mortgage-related) instruments are debt obligations issued by private originators or debt obligations of investors in mortgage loans. These privately issued instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral.

Liquidity Risk.  The Fund may invest up to 15% of its assets in securities that, at the time of investment, are illiquid.  An investment is illiquid if it cannot readily be sold within seven days in the ordinary course of business at a price approximately equal to the price at which the Fund is valuing the security. The Fund may also invest in restricted securities.  Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.  Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.

Conflicts of Interest Risk.  The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to, among other things: (i) the allocation of the Adviser’s time and resources between the Fund and other investment activities;  (ii) the allocation of investment opportunities by the Adviser and its affiliates; and (iii) compensation to the Adviser. For more information, please see the sections of the Statement of Additional Information (“SAI”) entitled “Description of the Fund and its Investments and Risks — Conflicts of Interest” and “Conflicts of Interest.”

Differential Strategy Risk.  Based on various business, regulatory and other considerations, the Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by the Sub-Adviser’s other investment vehicles.  This may result in the Sub-Advisers making purchase or sale decisions for other investment vehicles which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the other investment vehicles.

Managed Futures Strategy/Commodities Risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund or the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: (i) changes in interest rates, supply and demand relationships and balances of payments and trade; (ii) weather and natural disasters; and (iii) governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies.

Counterparty Risk.  Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions.  The failure of any such counterparty may result in adverse consequences to the net asset value (“NAV”) of the Fund.

Investments in Underlying Funds.  The Fund’s investments in Underlying Funds subject the Fund indirectly to the underlying risks of the Underlying Funds.  Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses.  By investing in another fund, the Fund becomes a limited partner, member or shareholder of that Underlying Fund.  As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by limited partners, members or shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.  All, or a substantial portion of, the Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

Certain Underlying Funds may also not provide the Fund with the liquidity the Fund requires and would thus subject the Fund directly to “liquidity risk” described above.

Exchange-Traded Funds Risk.  The Fund may invest in securities of ETFs. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades.  Some ETFs are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, Fund shareholders may also indirectly bear similar expenses of an ETF.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.  Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act.  As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund.  The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.  The Fund intends to qualify for the special tax treatment available to regulated investment companies (“RICs”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M, including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Performance

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained on the Fund’s website at www.kkrfunds.kkr.com or by calling toll-free [     ].

Management

Investment Adviser.  Prisma Capital Partners LP. The Adviser is a division of leading global investment firm KKR & Co. L.P. (together with the Adviser and its other subsidiaries, “KKR”).

Sub-Advisers. [Name of sub-adviser(s) to be inserted]

Investment Team. The following investment professionals are primarily responsible for the day-to-day management and oversight of the Fund: [Name of investment professionals at sub-adviser(s) to be inserted]. [  ] have managed the Fund since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment for [  ] Class shares is $[  ] and the minimum initial investment for [  ] Class shares is $[  ]. There is no minimum for subsequent investments.

You may purchase or sell (redeem) shares by making a request of the Fund in writing to KKR Alternative Strategies Fund, [  ] (Express Mail Address: KKR Alternative Strategies Fund, c/o [  ]), or by calling toll-free [  ]. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary. You may be charged a fee if you effect transactions through a broker-dealer or other financial intermediary.

Tax Information

The Fund’s distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective and Principal Investment Strategies of the Fund

The Fund seeks to generate capital appreciation.

In seeking to achieve the Fund’s investment objective, the Adviser intends to allocate assets among a number of Sub-Advisers in a manner that the Adviser believes will result in a low correlation to the major equity and fixed income markets.  The Adviser believes that such an allocation will result in returns less volatile than the general stock market (i.e., attractive risk-adjusted returns).  The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets to allocate to each Sub-Adviser.  The Adviser intends to allocate Fund assets to Sub-Advisers with what it believes to be compelling risk/return profiles as market conditions change.

The Adviser is a division of leading global investment firm KKR.  The Adviser is a leading New York-based hedge fund of funds manager with and is part of the broader KKR organization.  The Adviser, which began operations in 2004, identifies specialist hedge fund managers with exceptional track records and creates custom portfolios for clients.  Since its inception, the Adviser has cultivated a best-in-class team, strong risk management processes and high quality client and manager relationships.  The Adviser was acquired by KKR in 2012 and has access to the extensive resources of the KKR platform including a global macro and asset allocation team, which provides the Adviser with research and outlooks on the changing dynamics in the global economy.  This capability augments research conducted by its investment professionals and helps the Adviser to quickly develop formal macro views in its investment process.

KKR is a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. KKR operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and compliance procedures. Its investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

The Adviser has a team of approximately [  ] investment professionals and had in excess of $8 billion in assets under management as of December 31, 2012.

The main strategies that may be employed by the Sub-Advisers of the Fund include:

Relative Value.  Relative value strategies typically seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments and can include the following strategies:

•                                          Credit - Relative Value. This strategy involves seeking to exploit differences in relative pricing between securities within an issuer’s capital structure or between related instruments referencing an issuer or issuers where historical relationships are mis-priced and there is reason to believe they may converge or diverge.  These strategies are generally implemented by taking off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted.  This strategy also encompasses Sub-Advisers who trade credit exposures on a fundamental basis seeking returns from both long and short positions. Credit Relative Value strategies primarily trade corporate debt instruments, bank loans and municipal bonds, however they may also invest in equities and credit derivatives (both single name and indices).

•                                          Equity (Market Neutral — Fundamental/Trading).  This strategy takes long and short positions in equity securities in an attempt to generate an absolute return while maintaining a low net investment exposure.  The Sub-Adviser will employ either a fundamental approach, relying on earnings and other financial data to pick long and short positions, or a model-driven approach, selecting long and short positions based on technical (e.g., market price movements) as well as fundamental factors.  Holding periods for positions vary across Sub-Advisers and can be as short as a day, which would result in high portfolio turnover.

•                                          Equity (Market Neutral — Quantitative).  This strategy utilizes quantitative processes to screen and select securities and to construct portfolios that are typically sought to be managed with a relatively low long/short net exposure. The strategy typically incorporates longer term fundamentally-driven strategies and short term technically-driven statistical arbitrage strategies.

•                                          Fixed Income Relative Value.  This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in interest rate and currency markets (both through direct trades and related derivative instruments).  Trades are often based on deviations from historical relationships, with the expectation of mean reversion over time or a catalyst generating the correction.  Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards.  Sub-Advisers within the fixed income relative value strategies may focus on opportunities within the asset-backed securities markets, including investment in non-agency residential mortgage-backed securities.

•                                          Convertible Arbitrage.  This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship.  (The “convex price relationship” means that as the value of a bond yield increases, the price of the bond decreases.)

•                                          Volatility Arbitrage.  This strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying securities, primarily in equity and fixed income markets, but also in credit and currency markets.

Event-Driven.  Event-driven strategies, a number of which are depicted below, involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions where the investment thesis is predicated on the anticipated effect of a specific event.  Corporate events may include mergers, acquisitions and other situations which alter a company’s financial structure and operating strategy.

•                                          Equity — Event.  This strategy focuses on equity investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events.

•                                         Credit — Event. This strategy focuses on debt investment opportunities which may arise from significant events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings.  While these opportunities are primarily focused on a company’s debt, they may include all parts of a company’s capital structure including equity. This strategy also incorporates other credit or fixed income instruments such as municipal bonds and loan origination investments, which typically focus on providing asset-based loans, real estate-related investments, bridge financing, and mezzanine financing.

•                                          Risk Arbitrage.  This strategy involves investing in securities of companies that are subject to publicly announced corporate events such as an acquisition, merger, divestiture, tender offer or exchange offer. Typically, the share price of the target company will trade at a discount to the purchase price offered by the acquiring company due to uncertainty regarding the successful completion of the transaction. Successful execution of the strategy requires the Sub-Adviser to assess the probability and likely timing of the proposed transaction being completed. The Sub-Adviser must then determine whether the spread between the offer price and the market price provides sufficient compensation for assuming the risk of the transaction failing to complete.  Where the Sub-Adviser feels a transaction is likely to fail, the trade will consist of a short position in the target company and long position in the acquiring company.

•                                          Stressed/Distressed Credit.  This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings.  While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity).  Derivatives such as credit default swaps and listed options may be used both for hedging and investment purposes.

Global Macro/Managed Futures Strategies.  Macro strategies (examples of which are depicted below) seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis.  A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and products.

•                                          Discretionary Global. This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies.  Certain Sub-Advisers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus.  This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments.

•                                          Systematic Global Macro/Managed Futures.  This strategy employs a model driven approach to trading within major global asset classes, including equities, interest rates, commodities and currencies, as well as futures and options instruments.  This strategy may be expressed with a relative value or directional bias and include both fundamental and purely technical (price, volume, open interest, etc.) inputs.  For managed futures, the investment universe is typically limited to exchange listed futures and trade signals are generally based on indicators such as moving averages, crossovers (oscillators), breakouts, relative strength indices (RSIs), and other chart/pattern based indicators.  Managed futures advisor strategies tend to be counter-cyclical to traditional markets and rely on momentum and market trends.

Equity Hedge (Long/Short) Strategies.  The Fund may also utilize Equity Long/Short strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors.  Certain of these strategies are generally implemented by employing rigorous bottom up fundamental research to properly incorporate all available company specific news and information to determine if the market has under or over-discounted the fair value of a stock thereby presenting buying or selling opportunities.

Opportunistic Strategies.  Sub-Advisers may invest in a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities.  Many of the Sub-Advisers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above.  The Adviser and the Sub-Advisers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents.  The Adviser may, in its discretion, select Sub-Advisers who trade in non-U.S. markets and/or securities that are not U.S. dollar-denominated.

The Adviser also may allocate the Fund’s assets to certain additional strategies in the future.  There is no assurance that any or all of these additional strategies will be used in the future.

The Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the OTC markets, financial futures and options thereon, foreign currency forward contracts, and in asset-backed investments such as real estate mortgages.  Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes.

The equity securities in which the Fund may invest may include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts, ETFs and partnership interests.

The fixed income securities in which the Fund may invest may include debt securities of the U.S. government and governments throughout the world as well as their agencies and/or instrumentalities, debt securities of U.S. and non-U.S. corporations, below investment grade debt securities (commonly known as “junk bonds”), commercial and residential mortgage-backed securities, asset-backed securities, loans, loan participations and convertible bonds.  The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

The derivative instruments in which the Fund may invest may include futures and forward contracts; swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); and call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

The Fund may also invest in Underlying Funds.

A portion of the Fund’s assets (up to 25%) may be invested in the Subsidiary.  The Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or Trading Entities, the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a Trading Advisor pursuant to such Trading Advisor’s managed futures program.  Each Trading Entity will be wholly-owned by the Subsidiary and thus indirectly wholly-owned by the Fund.  Portions of the Subsidiary’s assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.  The Adviser may allocate the assets of the Subsidiary among one or more Trading Entities or the Trading Advisors to provide exposure to managed futures programs or Underlying Funds employing managed futures or other strategies.  The Adviser expects Trading Advisors to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

The Fund would invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs.  If the Fund does so, the Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.  In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, the Adviser would treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Adviser would also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.  The Subsidiary would also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund currently expects that the expenses borne by the Subsidiary would not be material in relation to the value of the Fund’s assets.  Please refer to the SAI for additional information about the potential organization and management of the Subsidiary.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use.  The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

The Fund is “non-diversified” for purposes of the 1940 Act.  The Fund is classified as a “non-diversified” portfolio, which means it may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of securities.

There can be no assurance that the Fund will achieve its investment objective or that the Sub-Adviser’s strategies will be successful.  Each of the investment policies described herein, including the Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (“Board”) of KKR Series Trust (the “Trust”) may change at any time without shareholder approval. The fundamental and non-fundamental policies of the Fund are set forth in the Trust’s SAI under the section “Investment Strategies and Risks.”

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund’s assets.

Additional Investment Strategies

The Fund may invest in repurchase agreements and reverse repurchase agreements. The Fund may invest in credit obligations or related instruments that, at the time of investment, are likely to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks.

Certain fixed income obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. The Fund may also purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The Fund may, subject to limitations of the 1940 Act, seek to obtain market exposure to the securities in which it primarily invests by using dollar rolls.  In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party.  During the period before the repurchase, the Fund forgoes principal and interest payments on the securities.  The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of redemptions and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund investments. The Fund may also engage in securities lending.

For temporary defensive purposes, during periods in which a Sub-Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a temporary defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) fixed income securities or hold cash. The short and medium-term fixed income securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or non-U.S. banks denominated in any currency; (iii) adjustable, variable or floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate fixed income obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary defensive purposes only in short-term and medium-term fixed income securities that a Sub-Adviser believes to be of high quality, i.e., subject to a lower risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objective. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

There can be no assurance that the principal and non-principal strategies will be successful in achieving the Fund’s investment objective.

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

Multi-Manager Risk.  Fund performance is dependent upon the Adviser’s selection and oversight of the Sub-Advisers and the success of the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective.  To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers.  The Sub-Advisers’ investment styles may not always be complementary, and may be in direct conflict, which could adversely affect the performance of the Fund.  For example, Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser.  Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.  Some Sub-Advisers have little experience managing mutual funds which, unlike private funds, are subject to daily cash inflows and outflows and are subject to certain legal and tax-related restrictions on their investments and operations.  Sub-Advisers may also use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Allocation Risk.  The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Sub-Advisers. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager or other issuer is incorrect.

Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

Event-Driven Strategies Risk. The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing).  Such event-driven investing requires the investor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of the Fund’s investment in the relevant company.  If the event fails to occur or it does not have the effect foreseen, losses can result.  For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Sub-Adviser had anticipated, resulting in losses.  In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.  In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the cost to the Fund of the investment in respect of which such distribution was made.

Activist Strategies Risk. The Fund may purchase securities of a company which is the subject of a proxy contest in the expectation that new management will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.

Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict the price movements of securities, commodities, currencies and related derivative instruments. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Equity Securities Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Fixed Income Instruments Risk. The Fund will invest in loans and other types of fixed income instruments and securities.  Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of fixed rate debt investments held by the Fund to vary inversely to such changes.  Debt investments with longer terms to maturity or duration are generally subject to greater volatility than investments in shorter-term obligations.  The obligor of a fixed income security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.  An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.  Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.

Investment and Market Risk. An investment in the Fund involves a considerable amount of risk.  Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund represents an indirect investment in the portfolio of equity securities, loans and fixed income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably.  At any point in time, an investment in the Fund may be worth less than the original amount invested.  The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers.  These factors are outside the Adviser’s and Sub-Advisers’ control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending.  Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund.  Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment.  Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results.  There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser and Sub-Advisers will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions.  This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Derivatives Risk.  The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value.  If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.  Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments.  The ability to successfully use derivative investments depends on the ability of the Sub-Advisers to predict pertinent market movements, which cannot be assured.  In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

In the case of OTC derivatives, they may be more difficult to purchase, sell or value than other investments. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.  If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).  In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) could, depending on future rulemaking by regulatory agencies, impact the use of derivatives.  The Dodd-Frank Act is intended to regulate the OTC derivatives market by, among other things,  requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether.  Future rulemaking to implement these requirements could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.  The Securities and Exchange Commission (“SEC”) has also indicated that it may adopt new policies on the use of derivatives by registered investment companies.  Such policies could affect the nature and extent of derivatives use by the Fund.

Derivatives may include swaps, options and futures:

Swap Risk.  The Fund may also invest in credit default swaps, total return swaps, interest rate swaps and other types of swaps.  Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk” and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  When buying protection under a credit default swap, the risk of market loss with respect to the swap generally is limited to the net amount of payments that the Fund is contractually obligated to make.  However, when selling protection under a credit default swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself.  The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

The Dodd-Frank Act and related regulatory developments ultimately will require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.”  Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing.  The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.  If a Sub-Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.  In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities.  The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap.  The Fund would typically have to post collateral to cover this potential obligation.

Options and Futures Risk.  The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the OTC market.  When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  OTC options also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option.  A covered call option is a call option with respect to which the seller of the option owns the underlying security.  The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken.  The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security.  In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts involves risk of loss to the Fund.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  Successful use of futures also is subject to a Sub-Adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques.  The Fund may engage in direct borrowings from banks, and may enter into derivatives, short sales and other transactions, all of which subject the Fund to leverage risk.  The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns.  The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral.  Leverage can also create an interest or other transactional expense that may lower the Fund’s overall returns.  Lastly, there is no guarantee that a leveraging strategy will be successful.

Short Selling Risk.  Short selling involves a number of risks.  Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.  Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.  Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract.  In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations.  This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.  In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the stock and bond markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy.  Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Non-U.S. Securities Risk. The Fund will invest in securities or other instruments, including secured loans and unsecured loans, of non-U.S. issuers or borrowers (“Non-U.S. Securities”).  Such investments involve certain factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital (possibly requiring government approval); (iv) expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (v) the possible imposition of local taxes on income and gains recognized with respect to securities and other assets.  The risks of investments in emerging markets (if any), including the risks described above, are usually greater than the risks involved in investing in more developed markets.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies.  However, the books of the Fund are maintained in U.S. dollars.  Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund.  In addition, the Fund will incur costs in converting investment proceeds from one currency to another.  The Fund may enter into derivative transactions designed to reduce such currency risks.  Furthermore, the Fund’s investments may be subject to risks relating to changes in currency values, as described above.  If one of the Fund’s investments suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

Inflation Risk. The market price of fixed income investments generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Fixed income investments that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk.

High Yield Securities Risk. The Fund may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments.  In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments.  Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace.  In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity.  The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates.  Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing.  Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Special Situations and Distressed Investments.  Although the Fund’s investments in securities and other obligations of companies that are in special situations involving significant financial or business distress may result in significant returns, they involve a substantial degree of risk.  The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high.  There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company.  In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.  Troubled company investments and other distressed asset-based investments require active monitoring.

Loan Risk. The risks associated with investing in loans are similar to the risks of investing in high yield securities. If a borrower under a loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the loan, or nothing at all. Collateral used to secure loans may not be able to be readily liquidated or the liquidation of such collateral may not satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower, are not backed by a security interest in any specific collateral and are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans generally have greater price volatility than secured loans and may be less liquid.

Convertible Securities Risk.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.  Generally, the amount of the premium decreases as the convertible security approaches maturity.  Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Structured Products Risk.  The Fund may invest in structured products, consisting of CLOs and credit-linked notes.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter-term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market.  CLOs and credit-linked notes are typically privately offered and sold.  As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities.  In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed and Mortgage-Backed (or Mortgage-Related) Instruments Risk. To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

Non-agency asset-backed and mortgage-backed (or mortgage-related) instruments are debt obligations issued by private originators or debt obligations of investors in mortgage loans. These instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral.  Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities, or a government-sponsored enterprise, asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have no collateral or less favorable collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to carry an implicit guarantee from the U.S. government, there can be no assurance that the U.S. government would in fact guarantee such instruments.

Liquidity Risk.  The Fund may invest up to 15% of its assets in securities that, at the time of investment, are illiquid.  An investment is illiquid if it cannot readily be sold within seven days in the ordinary course of business at a price approximately equal to the price at which the Fund is valuing the security.  The Fund may also invest in restricted securities.  Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.  The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.  Illiquid and restricted securities are also more difficult to value, especially in challenging markets.  The Sub-Adviser’s judgment may play a greater role in the valuation process.  Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities.  In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered.  A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it.  Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities.  In either case, the Fund would bear market risks during that period.

Some loans and fixed income instruments are not readily marketable and may be subject to restrictions on resale.  Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, may cause some loans and fixed income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Conflicts of Interest Risk. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to: (i) the allocation of the Adviser’s time and resources between the Fund and other investment activities; (ii) the allocation of investment opportunities by the Adviser and its affiliates; (iii) compensation to the Adviser; (iv) services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; (v)  investments by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; (vi) the formation of additional investment funds by the Adviser; (vii) differing recommendations given by the Adviser to the Fund versus other clients; (viii) the Adviser’s use of information gained from issuers in the Fund’s portfolio to aid investments by other clients, subject to applicable law; and (ix) restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. For more information, please see the sections of the SAI entitled “Description of the Fund and its Investments and Risks — Conflicts of Interest” and “Conflicts of Interest.”

Differential Strategy Risk.  Based on various business, regulatory and other considerations, the Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by the Sub-Adviser’s other investment vehicles.  This may result in the Sub-Advisers making purchase or sale decisions for other investment vehicles which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the other investment vehicles.

Managed Futures Strategy/Commodities Risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund or the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: (i) changes in interest rates, supply and demand relationships and balances of payments and trade; (ii) weather and natural disasters; and (iii) governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Counterparty Risk. Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions.  The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty.  In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties.  Such an amount may be less than the amounts owed to the Fund.  Such events would have an adverse effect on the NAV of the Fund.  Certain counterparties may have general custody of, or title to, the Fund’s assets (including, without limitation the Custodian).  The failure of any such counterparty may result in adverse consequences to the NAV of the Fund.

Investments in Underlying Funds.  The Fund’s investments in Underlying Funds subject the Fund indirectly to the underlying risks of the Underlying Funds.  Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in another fund, the Fund becomes a limited partner, member or shareholder of that Underlying Fund.  As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by limited partners, members or shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.  All, or a substantial portion of, the Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

Certain Underlying Funds may also not provide the Fund with the liquidity the Fund requires and would thus subject the Fund directly to “liquidity risk” described above.  Further, even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “liquidity risk.”

Exchange-Traded Funds Risk.  The Fund may invest in securities of ETFs. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. ETF shares may trade at a premium or discount to their NAV because the supply and demand in the market for ETF shares at any point in time may not be identical to the supply and demand in the market for the underlying securities. Some ETFs are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, Fund shareholders may also indirectly bear similar expenses of an ETF.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.  Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.  In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship.  As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac.  Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act.  As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund.  The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.  The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Additional Risks of Investing in the Fund

Prepayment Risk.  Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity.  The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders.  In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income.  In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment.  Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund.  When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade.  Loans and fixed income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the valuation of loans or fixed income instruments may carry more risk than that of common stock.  Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.  In addition, other market participants may value securities differently than the Fund.  As a result, the Fund may be subject to the risk that when a loan or fixed income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

Eurozone Risk. The Fund may invest from time to time in European companies and companies that have operations that may be affected by the Eurozone economy.  Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency.  The outcome of this situation cannot yet be predicted.  Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund.  It is possible that a number of the Fund’s securities will be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Fund.

Zero Coupon Securities Risk. Certain fixed income obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s NAV.

Cash and Cash Equivalent Investments. The Fund may invest in cash and cash equivalents or other high quality short-term investments for temporary defensive purposes, including when other permitted investments are unattractive, in order to provide a reserve for future investments, and otherwise to provide liquidity within the Fund’s portfolio. Such investments generally may include short-term U.S. government securities, money market fund investments, high-grade commercial paper, bank obligations, repurchase agreements and other money market investments.

Risks of Investing in Other Investment Companies. The Fund may acquire shares in other investment companies, including foreign investment companies, to the extent permitted by the 1940 Act. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Repurchase Agreements Risk.  Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes.  Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer.  The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future.  The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights.  In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral.  However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements and Dollar Rolls Risk.  The use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities.  There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll may decline below the price of the securities that the Fund has sold but remains obligated to repurchase.  In addition, there is a risk that the market value of the securities retained by the Fund may decline.  If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund may be adversely affected.  Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities.  In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Government Intervention in the Financial Markets. The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions, including, as permitted by the SEC, affiliates of the Adviser. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Adviser, other service providers or their affiliates and from which the Adviser, other service providers or their affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Legal and Regulatory Risks. Legal and regulatory changes could occur which may materially adversely affect the Fund.  The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States.  The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties.  The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with whom the Fund conducts business.  The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial and adverse.  In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time.  Such restrictions may adversely affect the returns of the Fund.

With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system.  The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain qualified publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax (and applicable state corporate income or similar taxes), the resulting taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Uncertain Tax Treatment. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Tax Risks Relating to Investment in the Subsidiary. As described above, the Fund may invest in the Subsidiary in order to gain exposure to the commodities markets. One of the requirements for favorable tax treatment as a RIC is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that makes investments in commodity-linked instruments, such as the Subsidiary, is qualifying income for these purposes. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The IRS may ultimately conclude that income and gains from such a subsidiary will not be considered qualifying income for these purposes. Any such change in the IRS’s position may be applied retroactively to the Fund. The tax treatment of an investment in such a subsidiary by the Fund may also be adversely affected, possibly with retroactive effect, by future legislation, Treasury regulations and/or guidance issued by the IRS. If the income of the Fund from its investment in the Subsidiary were not to be treated as qualifying income, the Fund may fail to qualify as a RIC for one or more years and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.kkrfunds.kkr.com.

MANAGEMENT OF THE FUND

General

The Fund’s Board provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Trustees is comprised of persons who are independent trustees.

The Adviser

Prisma Capital Partners LP, a division of leading global investment firm KKR, serves as the Fund’s Adviser, subject to the ultimate supervision of, and any policies established by, the Fund’s Board, pursuant to the terms of an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser allocates the Fund’s assets in accordance with the Fund’s investment objective.

The Adviser was organized as a limited partnership under the laws of the state of Delaware in 2003 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser currently serves as an investment adviser of certain unregistered investment companies and may in the future serve as an investment adviser of other registered and unregistered investment companies.  The Adviser has a team of approximately [  ] investment professionals. The offices of the Adviser are located at One Penn Plaza, Suite 3515, New York, New York 10119, and its telephone number is 212-590-0800.

The Adviser was acquired by KKR in October 2012 and had in excess of $8 billion in assets under management as of December 31, 2012.  KKR is a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. As of December 31, 2012, KKR had $75.5 billion in assets under management.

Founded in 1976, KKR is a leading global investment firm with 16 offices and approximately 900 people, including over 300 investment professionals. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies. KKR is a long-term fundamental investor focused on producing attractive risk-adjusted returns for its clients.

Under the Investment Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to [  ] of the Fund’s average daily net assets (“Management Fee”). The Adviser has contractually agreed to forego an amount of its monthly Management Fee and pay, absorb or reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement (as set forth in the Annual Fund Operating Expenses table on page 3 of this Prospectus) do not exceed [     ]% and [     ]% of the average daily net assets of the [  ] Class and [  ] Class, respectively, (excluding interest, taxes, brokerage commissions, dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles, extraordinary expenses and certain other Fund expenses) at least until [     ]. Under the Expense Limitation Agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided that such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses After Expense

Reimbursement plus recoupment to exceed [     ]% and [     ]% of the average daily net assets of the [  ] Class and [  ] Class, respectively, for the fiscal year.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be included in the Fund’s annual report to shareholders for the period ending [  ], 2013.

The Sub-Advisers

The Adviser currently intends to allocate assets for each investment strategy to the following Sub-Advisers:

Investment Strategy	Sub-Adviser
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

The Adviser engages each Sub-Adviser to provide investment management services pursuant to the terms of an investment sub-advisory agreement with the Adviser (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser. The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style.

Multi-Manager Structure

The Adviser, subject to oversight by the Board, has ultimate responsibility to oversee the Permitted Sub-Advisers (as defined below) and recommend the hiring, termination and replacement of the Permitted Sub-Advisers. The Adviser and the Fund have applied for an exemptive order from the SEC that will permit the Adviser to engage additional Permitted Sub-Advisers, and to enter into and materially amend an existing or future Sub-Advisory Agreement with a Permitted Sub-Adviser, upon the approval of the Board, without obtaining shareholder approval. As a condition to relying on the order, within 90 days after hiring a new Permitted Sub-Adviser, the Fund will provide shareholders with an information statement containing information about the Permitted Sub-Adviser. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order once issued by the SEC and the Fund and the

Adviser intend to rely on the exemptive order when issued without seeking additional shareholder approval. As used herein, the term “Permitted Sub-Adviser” means any Sub-Adviser that is either unaffiliated with the Adviser or that is a direct or indirect wholly-owned subsidiary of KKR.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements will be included in the Fund’s annual report to shareholders for the period ending [  ], 2013.

Selection of Sub-Advisers

The Adviser currently intends to generally consider the following factors as part of its Sub-Adviser screening process, although the factors considered from time to time or with respect to any one Sub-Adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

•                                          Attractive Long-Term Risk-Adjusted Investment Performance: The Adviser seeks to choose non-traditional Sub-Advisers that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

•                                          Skilled Application of Non-Traditional Investment Techniques: The Adviser believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Adviser may seek to choose Sub-Advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

•                                          Opportunistic Approach to Investing: Among the Sub-Advisers sought out by the Adviser may be “opportunistic” Sub-Advisers who are willing to make substantial investments based on the direction the Sub-Adviser anticipates a particular market, markets or individual securities will take. These Sub-Advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns.

•                                          Management Stability and Committed Investment Professionals: The Adviser believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•                                          Ongoing Monitoring: Once selected, the performance of each Sub-Adviser is regularly reviewed, and new Sub-Advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among Sub-Advisers, approaches and styles will be regularly monitored and, when required by performance results or changing economic conditions, adjusted.

Investment Team

The following investment professionals are primarily responsible for the day-to-day management and oversight of the Fund:

[Name and Bio of Investment Professional]

[Name and Bio of Investment Professional]

[Name and Bio of Investment Professional]

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Skilled Risk Management

The Adviser’s risk management framework emphasizes comprehensive management of risk, especially the complex, non-linear risks posed by hedge funds.  Accordingly, risk management at the Adviser is not a separate function, but is tightly integrated within four main investment activities: Strategy Allocation, Manager Selection, Portfolio Construction and Portfolio/Manager Monitoring.

The Adviser has developed various quantitative risk tools that are utilized throughout portfolio management. These proprietary tools, in combination with the Adviser’s fundamental views, assist it in making decisions about optimal allocations to specific investment strategies and Sub-Advisers.

The Adviser examines various risk metrics at the portfolio level.  In addition, the Adviser’s risk team performs a number of customized analyses of the portfolio and/or individual Sub-Advisers. For example, the Adviser considers contribution to risk when allocating capital to the Sub-Advisers.  The contribution to risk incorporates the Sub-Adviser’s allocation, the historical volatility of that Sub-Adviser and the correlation of that Sub-Adviser to other Sub-Advisers in the portfolio.

The Administrator

[  ], located at [  ], serves as administrator to the Fund (the “Administrator”). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The NAV of the Fund is calculated on each day that the New York Stock Exchange (“NYSE”) is open as of the close of regular trading, normally 4:00 p.m., Eastern time. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or other financial intermediary. For a transaction to be considered in “good order,” all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the “Purchase of Fund Shares” section of this Prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

The NAV of the Fund is equal to its total assets less its total liabilities as of the relevant valuation date. The Fund calculates NAV per share by subtracting liabilities from the total assets of the Fund and dividing the result by the total number of outstanding shares of the Fund. The Fund’s assets and liabilities are valued in accordance with the principles set forth herein. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.

Certain short-term securities with maturities of 60 days or less are generally valued based on amortized cost, which the Fund’s Board has determined constitutes fair value. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments.

The Fund will normally use pricing data for domestic equity securities received shortly after the close of the primary securities exchange on which such securities trade and do not normally take into account trading, clearances or settlements that take place after the close of the exchange. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the close of the NYSE, if the close of the NYSE occurs before the end of trading on the foreign exchange.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by, or under the supervision of, the Board. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.

How To Choose a Share Class

Investors can choose from two classes of shares of the Fund: [  ] Class and [  ] Class. As described above, the classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class, it is important to consider your method of investing (directly with the Fund or through certain broker-dealers or other financial intermediaries), the amount you plan to invest and the expenses of each class.

[  ] Class

The minimum initial investment for this class is $[  ]. [  ] Class shares have no sales charges. Your entire amount invested purchases Fund shares at the [  ] Class’s NAV per share. Shareholders in [  ] Class shares also pay distribution (12b-1) fees at an annual rate of [  ]% of net assets attributable to [  ] Class shares. Shareholders in [  ] Class shares do not pay shareholder servicing fees.

[  ] Class

The minimum initial investment for this class is $[  ]. [  ] Class shares have no sales charges. Your entire amount invested purchases Fund shares at the [  ] Class’s NAV per share. Shareholders in [  ] Class shares pay a shareholder servicing fee at an annual rate of up to [  ]% of net assets attributable to [  ] Class shares. Shareholders in [  ] Class shares do not pay distribution (12b-1) fees.

See below for more information on distribution (12b-1) fees and shareholder servicing fees.

EXCHANGE PRIVILEGE

Shares of one class of the Fund may be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge.

An investor may exchange shares of each class of the Fund for shares of the same class of any other fund of the Trust (once available) that offers that class based on the respective NAVs of the shares involved. Shareholders interested in such an exchange may request a prospectus for these other funds (once available) by contacting the Trust.

An investor may exchange or obtain additional information about exchange privileges for a Fund’s shares by contacting the investor’s financial service firm, the transfer agent or the Fund. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days advance notice if it exercises its right to terminate or materially modify the exchange privilege.

An exchange of shares of one class of the Fund directly for shares of another class of the Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. However, an exchange of shares of the Fund for shares of the same class of any other fund of the Trust should generally be a taxable exchange for federal income tax purposes. Please consult your tax adviser before making any decision that may affect your tax situation.

Purchase of Fund Shares

The Fund is open for business each day the NYSE is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have an agreement with the Fund’s distributor. The Fund generally will not accept new account applications to establish an account with a non-U.S. address (U.S. territories are acceptable) or for a non-resident alien.

The Adviser may pay all or a portion of the charges of various financial service firms and specified benefit plans that make shares available to their customers. Subject to tax limitations and approval by the Board, the Fund may also pay a portion of these charges representing the expenses the Fund would otherwise incur in maintaining these separate shareholder accounts directly.

To purchase [  ] Class and [  ] Class shares directly from the Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Fund’s transfer agent. See “Paying for Shares” for mailing instructions.

The Fund has authorized one or more broker-dealers to receive purchase orders of the Fund’s behalf. Such broker-dealers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. To purchase [  ] Class and [  ] Class shares from a broker-dealer, the broker-dealer must be a member of the Financial Industry Regulatory Authority (“FINRA”) and have entered into an agreement with the Fund’s distributor. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Fund. The Fund reserves the right to reject any purchase order. The Fund will be deemed to have received a purchase order when an authorized broker-dealer, or if applicable the authorized broker-dealer’s authorized designee, receives the order. Orders to purchase shares will be made at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund’s distributor. Please contact your broker dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund’s distributor.

To purchase additional shares via Automated Clearing House (“ACH”), contact the transfer agent by calling [  ] to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to the transfer agent. Assuming the transfer agent or the Fund properly acts on telephone instructions and follows reasonable procedures to protect against unauthorized transactions, neither the transfer agent nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as the transfer agent or the Fund takes reasonable measures to verify the order.

Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Fund, or by investors who have established ACH capabilities for an account.

A purchase order received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A purchase order received after that time becomes effective on the next business day. Purchase orders for Fund shares are effected at the NAV per share next determined after receipt of a purchase order by the Trust or its designee.

PAYING FOR SHARES

When purchasing shares directly from the Fund, you must pay by wire or check. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “KKR Alternative Strategies Fund” or as otherwise instructed by your broker-dealer or other financial intermediary. Purchases will be rejected if a payment does not clear the bank. Broker-dealers and other financial intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Fund, may settle trades on the third business day following receipt by the Fund of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Fund (i.e., any difference in NAV between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted; however, exceptions may be made by prior special arrangements with certain broker-dealers or other financial intermediaries. Cash, checks drawn on credit card accounts, cashier’s checks, money orders, traveler checks and other cash equivalents will not be accepted. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly.

The Fund reserves the right to cancel any purchase order and will do so, under ordinary circumstances, within 48 hours of receipt of the order. In the interest of economy and convenience to investors, the Fund does not issue certificates representing Fund shares.

SENDING APPLICATION OR DOCUMENTS BY REGULAR MAIL

If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, your account application should be sent to:

Overnight Mail
KKR Alternative Strategies Fund
c/o [  ]

Regular Mail
KKR Alternative Strategies Fund
[  ]

PAYING FOR SHARES BY WIRE

Prior to sending a wire, please call toll-free [  ] to ensure proper credit to your account.

Direct your bank to wire funds as follows:

[  ]
[  ]

Reference:

KKR Alternative Strategies Fund
Shareholder Account Name
Shareholder Account Number

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

MINIMUM INVESTMENTS

The minimum initial investment for [  ] Class shares is $[  ] and the minimum initial investment for [  ] Class shares is $[  ]. There is no minimum for subsequent investments.

Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Fund. At the sole discretion of the Fund, the initial investment minimums may be waived for certain individual investors or classes of investors (specifically, with respect to employees, officers, directors or Trustees of the Fund, the Adviser or their affiliates or associated persons).

TYPES OF ACCOUNTS

You may set up your account in any of the following ways:

Individual or Joint Ownership.  Individual accounts are owned by one person.  Joint accounts can have two or more owners, and provide for rights of survivorship.

Trust for Established Employee Benefit or Profit-Sharing Plan.  The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization.  You may invest money on behalf of a corporation, association, partnership or similar institution.  You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement or Education.  A qualified retirement account enables you to defer taxes on investment income and capital gains.  Your contributions may be tax-deductible.  For detailed information on the tax advantages and consequences of investing in individual retirement accounts (“IRAs”) and retirement plan accounts, please consult your tax adviser.  The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA and Coverdell Education Savings Account (formerly called an Education IRA).  The IRA and Coverdell Education Savings Account custodian may charge an annual maintenance fee per account holder.

Other Retirement Plans.  If you are self-employed, you may be able to purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Fund does not currently act as a sponsor or administrator for such plans.

Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Fund does not currently act as a sponsor or administrator for such plans.

REDEMPTION OF FUND SHARES

IN GENERAL

The Fund has authorized one or more broker-dealers to receive redemption orders on the Fund’s behalf. Such broker-dealers are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. You may redeem your shares on any day during which the NYSE is open, either directly from the transfer agent if you hold your shares directly, or through broker-dealers or financial intermediaries through which you hold your shares. The Fund will be deemed to have received a redemption order when an authorized broker-dealer, or if applicable the authorized broker-dealer’s authorized designee, receives the order. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund’s distributor. Please contact your broker dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund’s distributor. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount (as determined by the Fund), your account may be closed at the discretion of the Fund.

BY MAIL

If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, send a written request to:

Overnight Mail
KKR Alternative Strategies Fund
c/o [  ]

Regular Mail
KKR Alternative Strategies Fund
[  ]

Written redemption requests must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents.”

TELEPHONE REDEMPTION SERVICE

You may redeem shares by telephone by electing this service on the new account application. You may thereafter redeem shares on any business day by calling the transfer agent toll-free at [  ] until the close of the NYSE, normally 4:00 p.m., Eastern time.

Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH.

The Fund and the transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the transfer agent will require personal identification information before accepting a telephone redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Fund.

FEES

You will not be charged for redeeming your shares directly from the transfer agent, except as described below under “Frequent Purchases and Redemptions of Fund Shares and Redemption Fee.” Broker-dealers handling redemption transactions generally will charge a service fee.

PAYMENT OF REDEMPTION PROCEEDS

The transfer agent will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period.  Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

WIRED PROCEEDS

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Fund, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

SIGNATURE GUARANTEES / OTHER DOCUMENTS

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at [  ] for more information. The Fund participates in the Paperless Legal Program.

Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

CHANGING INFORMATION

If you did not previously elect the Telephone Redemption Service on your new account application, or wish to change any information previously provided to the transfer agent (including the bank to which redemption proceeds are to be wired) or add information to establish electronic transfer capabilities (ACH), you must submit a signature guaranteed letter of instruction. This is designed to protect you and the Adviser from fraud.

AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $[  ]. To cancel or change a plan, write to the Fund at: KKR Alternative Strategies Fund, [  ] (Express Mail Address: KKR Alternative Strategies Fund, c/o [  ]). Please allow up to [  ] days to create the plan and [  ] days to cancel or change it.

SYSTEMATIC WITHDRAWAL PLAN

If your account has a value of $[  ] or more, you may participate in the Systematic Withdrawal Plan. Under this plan, you may elect to receive regular monthly, quarterly, or annual checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $[  ].  Shares will be redeemed as necessary to make those payments. Such redemptions may result in a taxable gain or loss with respect to the shares redeemed. To participate in the Systematic Withdrawal Plan, please complete the appropriate section of the application, signed by all registered shareholders, to KKR Alternative Strategies Fund, [  ] (Express Mail Address: KKR Alternative Strategies Fund, c/o [  ]). If not referenced, a default date of the 15th of the month will be used for the redemption.

TRANSFER OF OWNERSHIP

You may transfer Fund shares or change the name or form in which the shares are registered by writing to the transfer agent. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application and W-9 or other applicable tax form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed as described under “Signature Guarantees/Other Documents.”

DIVIDENDS AND DISTRIBUTIONS

You should specify on your new account application how you wish to receive distributions. If no election is made on the new account application, all distributions will automatically be reinvested. The Fund offers two options:

1)                                    income dividends and capital gain distributions automatically reinvested in additional shares of the Fund; or

2)                                     both distributions paid in cash.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable class of the Fund at the NAV next determined.

It is currently planned that the Fund will pay dividends and capital gain distributions in December but may make additional distributions at other times.

Frequent Purchases and Redemptions of Fund Shares and Redemption Fee

The Fund is intended for long-term investors and not for those who wish to trade frequently in its shares. The Fund will not knowingly accommodate frequent trading in Fund shares. The Board has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as “market timing,” because such activities are disruptive to the management of the Fund’s portfolio, and may increase Fund expenses and negatively affect the Fund’s performance. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of its shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Fund require that the transfer agent monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, based on information provided by the transfer agent and in its sole discretion, that an account shows a pattern of excessive trading, it will then review the account’s activities and will bar the shareholder from future purchases, including purchases by exchange. The Fund’s Adviser will notify the Fund’s transfer agent of any of these restrictions and will keep the Board informed quarterly regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason if the Adviser believes that, in its sole discretion, a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Fund and may be cancelled or revoked by the Fund. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible. [To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions with respect to Fund shares held for 30 days or less equal to [  ]% of the amount redeemed.  For example, if you purchase your shares on September 15th you will be charged a fee for any redemptions made on or prior to October 14th of the same year. This redemption fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party. The redemption fee applies to redemptions from the Fund, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested into the Fund. The Fund reserves the right to modify the terms of, or terminate, this fee at any time.

The fee is applied to the shares being redeemed in the order in which they were purchased. For this purpose, shares will be treated as redeemed as follows: first, reinvested shares; second,

shares held more than 30 days after issuance; and third, shares held for 30 days or less after issuance.]

The Fund may not impose redemption fees in the following situations:

•                                          on required minimum distributions from IRA and other retirement accounts (where it is operationally feasible),

•                                          in certain rare hardship situations, such as death or disability, that have been approved by the Adviser and are reported to the Board, or

•                                          on transactions by shareholders holding shares through an omnibus account, third-party intermediary or broad-based benefit plan if the intermediary has represented to the Fund that it will track and remit the redemption fees, or the Fund has determined that policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the program or plan are in effect. Examples of this type of exception are asset allocation programs that rebalance periodically, systematic withdrawal plans and broad-based benefit plans that appropriately restrict the frequency with which participants can redeem or exchange their interests in the Fund.

The transfer agent monitors activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Fund does identify such activity, the Fund may instruct the transfer agent or intermediary to code the individual account “Redemption Only.” If the Fund determines that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Fund has the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intends to do so. The Fund reserves the right to remove any waiver granted to such a party. Utilizing these information rights will assist the Fund in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee. There can be no assurance that the Fund and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

This means that when you open an account, the Fund will ask your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to [   ] days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Tax Consequences

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares and of some of the important U.S. federal income tax considerations affecting the Fund.  The discussion below provides general tax information related to an investment in shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares.  It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect.  In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion only applies to a shareholder that holds shares as a capital asset (generally, for investment) and is a U.S. shareholder. A “U.S. shareholder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. A “non-U.S. shareholder” generally is a beneficial owner of shares who is not a U.S. shareholder. Tax laws are complex and often change, and shareholders should consult their tax advisers about the U.S. federal, state, local or foreign tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Tax Matters.”

The Fund intends to elect to be treated as, and to qualify in each taxable year as, a RIC under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions (including dividends and distributions that are reinvested in additional shares). If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

The Fund will be subject to a nondeductible 4% excise tax on amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary taxable income for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Under the income test, at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”). Under the asset test, the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (a) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

It is expected that a portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Distributions of the Fund’s ordinary income and net short-term capital gains for U.S. federal income tax purposes will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions or deemed distributions, if any, of net long-term capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. Distributions of the Fund’s income and capital gains may also be subject to state and local taxes, except when the investment is in an IRA, 401(k) or other tax-exempt or tax-deferred account.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its shares, the excess will be treated as gain from a sale of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at a maximum rate of 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its shares. However, Fund distributions would generally not qualify for this favorable treatment and also would generally not qualify for the corporate dividends received deduction to the extent that the Fund earns interest income rather than dividend income.

A shareholder may recognize a capital gain or loss on the sale or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder’s holding period for such shares is more than one year. Under current law, net long-term capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. Losses realized by a shareholder on the sale of shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including pursuant to dividend reinvestment) shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. The basis method elected by the Fund shareholder (or the basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the new basis reporting law applies to them. Shareholders that hold their shares in the Fund through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Fund may be required to backup withhold (currently, at a rate of 28%) on taxable dividend and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Shareholders should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. shareholders.

Non-U.S. Shareholders

If a shareholder is a non-U.S. shareholder whose ownership of shares is not “effectively connected” with a U.S trade or business, distributions of investment company taxable income will generally be subject to a U.S. federal withholding tax at a rate of 30% (or lower treaty rate). Net long-term capital gain dividends distributed by the Fund to a non-U.S. shareholder will generally not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of shares by a non-U.S. shareholder whose ownership of shares is “effectively connected” with a U.S. trade or business, please see the discussion in the SAI under “Tax Matters—Non-U.S. Shareholders.”

For taxable years beginning before January 1, 2014, properly designated dividends received by non-U.S. shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). There can be no assurance as to whether or not this provision will be extended to taxable years beginning on or after January 1, 2014.  Thus, an investment in the shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether such withholding is required.

An investment in the shares of the Fund by an individual non-U.S. shareholder may also be subject to U.S. federal estate tax.

Non-U.S. shareholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Alternative Minimum Tax

As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

The discussions set forth herein and in the SAI do not constitute tax advice, and shareholders are urged to consult their own tax adviser to determine the specific U.S. federal, state, local and foreign tax consequences of investing in the Fund.

DISTRIBUTION ARRANGEMENTS

Distribution (12b-1) and Shareholder Service Plans

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to [  ] Class shares, and a separate shareholder servicing plan (the “Shareholder Servicing Plan”) applicable to [  ] Class shares.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing and promotional expenses of [  ] Class shares, as well as related ancillary services such as account maintenance and customer service to [  ] Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of [  ]% of net assets attributable to [  ] Class shares.

The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to [  ] Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder servicing fees at an annual rate of up to [  ]% of net assets attributable to [  ] Class shares to cover the costs of such services.

Both the 12b-1 Plan fees and Shareholder Servicing Plan fees are subject to the approval of the Board. Because these fees, as applicable, are deducted from the net assets of [  ] Class and [  ] Class shares, respectively, on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and the [  ] Class and [  ] Class shares may pay fees to these firms in return for services provided by these programs to shareholders.

The Adviser may pay compensation (out of its own resources and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

The Adviser or its affiliates pay certain costs of marketing the Fund out of their own resources. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to: (i) distribute the Fund; (ii) sponsor informational meetings, seminars and client awareness events; (iii) support marketing materials or business building programs; or (iv) pay third parties in connection with marketing to financial intermediaries. The Adviser or its affiliates may also pay amounts to third parties, including brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, sub-accounting, transaction processing and other administrative services, and a portion of these payments may be borne by the Fund.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may result in the Fund having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Fund through any intermediary.

FINANCIAL HIGHLIGHTS INFORMATION

Because the Fund has not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

SHAREHOLDER SERVICES

The Fund provides you with the following services and information about your account:

•                                          A confirmation after every transaction;

•                                          Monthly account statements reflecting all transactions for the month;

•                                          Tax information mailed after the close of each calendar year; and

•                                          Financial statements of the Fund, mailed at least twice a year.

Telephone Information

Your Account

Questions about your account, purchases, redemptions and distributions can be answered by the transfer agent Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll-free [  ].

The Fund

Questions about the Fund and literature requests can be answered by the Fund’s telephone representatives Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll-free [  ].

To Redeem Shares

To redeem shares by telephone, call the transfer agent prior to 4:00 p.m., Eastern time on the day you wish to redeem. Call toll-free [  ].

KKR Series Trust
555 California Street
50th Floor
San Francisco, CA 94104
Toll-Free [  ]
www.kkrfunds.kkr.com

Prisma Capital Partners LP
One Penn Plaza
Suite 3515
New York, New York 10119

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following:

•                                          Shareholder Reports—Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. The Fund’s Annual Report to Shareholders will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

•                                          Statement of Additional Information —The SAI provides more detailed information about the Fund, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and the Fund’s Shareholder Reports without charge, upon request, and otherwise make inquiries to the Fund by writing the Fund at KKR Alternative Strategies Fund , [  ] (Express Mail Address: KKR Alternative Strategies Fund, c/o [  ], by emailing [investing@kkr.com], or by calling toll-free [ ].

The Fund’s Prospectus, SAI, Shareholder Reports and other additional information are available through the Fund’s website at www.kkrfunds.kkr.com.

Information about the Fund, including the SAI, can be reviewed at the SEC’s Public Reference Room in Washington D.C. (phone 202-551-8090 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the e-mail address publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520. Reports and other information about the Fund are also available on the SEC’s Internet Web site (http://www.sec.gov).

Investment Company Act File No. 811-22720

The information in this Statement of Additional Information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

KKR SERIES TRUST	[ ], 2013

STATEMENT OF ADDITIONAL INFORMATION

Subject to Completion dated May 17, 2013

[  ] Class Shares
[  ]

[  ] Class Shares
[  ]

KKR Alternative Strategies Fund

This Statement of Additional Information (“SAI”) is not a prospectus and should be read together with the Fund’s Prospectus dated [    ], 2013.  A copy of the Prospectus may be obtained without charge by writing to the Fund at KKR Alternative Strategies Fund, [  ] (Express Mail Address: KKR Alternative Strategies Fund, c/o [  ], by emailing [investing@kkr.com] or by calling the Fund toll-free at [  ].

FUND HISTORY

KKR Series Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware pursuant to a Certificate of Trust dated July 16, 2012.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Trust is an open-end, management investment company that currently consists of two non-diversified series for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”): KKR Alternative High Yield Fund and KKR Alternative Strategies Fund (the “Fund”).

Investment Objective

The Fund seeks to generate capital appreciation.  All investments entail some market and other risks.  For instance, there is no assurance that the Fund will achieve its investment objective.  You should not rely on an investment in the Fund as a complete investment program.

Investment Strategies and Risks

In seeking to achieve the Fund’s investment objective, Prisma Capital Partners LP, the Fund’s investment adviser (the “Adviser”), intends to allocate assets among a number of sub-advisers (the “Sub-Advisers”) in a manner that the Adviser believes will result in a low correlation to the major equity and fixed income markets.  The Adviser believes that such an allocation will result in returns less volatile than the general stock market (i.e., attractive risk-adjusted returns).  The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets to allocate to each Sub-Adviser.  The Adviser is a division of leading global investment firm KKR & Co. L.P. (together with the Adviser and its other subsidiaries, “KKR”).  The Adviser intends to allocate Fund assets to Sub-Advisers with what it believes to be compelling risk/return profiles as market conditions change.  The Adviser reviews a range of qualitative and quantitative factors when determining the allocations to Sub-Advisers, including each Sub-Adviser’s investment style and historical performance, as well as various characteristics of the Sub-Adviser’s expected investment portfolio.

The main strategies that may be employed by the Fund’s Sub-Advisers include:

•                                          Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments;

•                                          Event Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions where the investment thesis is predicated on the anticipated effect of a specific event;

•                                          Global Macro/Managed Futures Strategies (Fundamental and Systematic), which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis;

•                                          Equity Hedge Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors; and

•                                          Opportunistic Strategies, which relate to a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities.

The Adviser also may allocate the Fund’s assets to certain additional strategies in the future.  There is no assurance that any or all of these additional strategies will be used in the future.

The Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter (“OTC”) markets, financial futures and options thereon, foreign currency forward contracts, and in asset-backed investments such as real estate mortgages.  Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes.

The equity securities in which the Fund may invest may include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts, exchange-traded funds (“ETFs”) and partnership interests.

The fixed income securities in which the Fund may invest may include debt securities of the U.S. government and other governments throughout the world as well as their agencies and/or instrumentalities, debt securities of U.S. and non-U.S. corporations, below investment grade debt securities (commonly known as “junk bonds”), commercial and residential mortgage-backed securities, asset-backed securities, loans, loan participations and convertible bonds.  The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

The derivative instruments in which the Fund may invest may include futures and forward contracts; swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); and call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

The Fund may also invest in hedge funds, funds traded publicly on foreign exchanges, funds organized pursuant to the Undertaking for Collective Investment in Transferable Securities (“UCITS”), and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”).

A portion of the Fund’s assets (up to 25%) may be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (collectively, the “Subsidiary”).  The Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or limited liability companies or other business entities (each, a “Trading Entity”), the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”).  Each Trading Entity will be wholly-owned by the Subsidiary and thus indirectly wholly-owned by the Fund.  Portions of the Subsidiary’s assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.  The Adviser may allocate the assets of the Subsidiary among one or more Trading Entities or the Trading Advisors to provide exposure to managed futures programs or Underlying Funds employing managed futures or other strategies.  The Adviser expects Trading Advisors to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use.  The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships or otherwise makes investment decisions that prove to be unprofitable.

[The Fund has filed a notice of eligibility with the National Futures Association for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”).  The Fund is not subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator.]

Risks of the Fund’s investment program may include (to the extent the Fund invests in any Underlying Funds or the Subsidiary, the risks below are also applicable to the fund through its investments in Underlying Funds and the Subsidiary):

Equity Securities

In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock.     Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics.  Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer’s board of directors or equivalent body.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants.     Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts.     The Fund may hold investments in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issued to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Fixed Income Instruments

The Fund may invest in fixed income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government securities.  Corporate bonds and other fixed income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “underwriter”) for a group of investors (“Bond Investors”).  The underwriter typically administers and enforces the fixed income instrument on behalf of the other Bond Investors.  In addition, in secured fixed income instrument offerings, an institution, typically but not always the Agent, holds any collateral on behalf of the Bond Investors.  The Fund may purchase assignments of fixed income instruments either directly from the underwriter of from a Bond Investor.

An issuer of fixed income instruments must typically comply with the terms contained in a note purchase agreement between the issuer and the holders of the instruments (the “Bond Agreement”).  These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in Loan Agreements.  The underwriter typically administers the terms of the Bond Agreement on behalf of all holders of the instruments.

Fixed income securities are generally subject to many of the same risks that affect Senior Loans and subordinated loans.  However, holders of fixed income bonds would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure and thus have a lower priority in payment than lenders.

Derivatives

Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes.

General Limitations on Futures and Options Transactions.     [The Fund has filed a notice of eligibility with the National Futures Association for exclusion from the definition of the term “commodity pool operator” under the CEA.  The Fund is not subject to regulation by the CFTC as a commodity pool operator.]

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility.  Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions.     The Fund will comply with the regulatory requirements of the Securities and Exchange Commission (“SEC”) and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed.  Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options.     The Fund may purchase put and call options on currencies or securities.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period.  In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at its exercise price at any time prior to the option’s expiration date for American options or only at expiration for European options.  The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions.  The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market.  There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options.     The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the options may be traded and listed on an exchange.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts.     The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge.  The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices.  A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price.  A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract.  A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be “short” the contract.  The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond.  Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading.  At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract’s expiration.  Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation.  If the offsetting purchase price is less than the original sale price, a gain will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting.  This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market.  Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security.  This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position.  The Fund will continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value (“NAV”).  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract.  Some security futures contracts are settled by physical delivery of the underlying security.  At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities.  Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price.  Settlement with physical delivery may involve additional costs.

Other security futures contracts are settled through cash settlement.  In this case, the underlying security is not delivered.  Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization.  Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts.  A margin deposit is intended to ensure the Fund’s performance of the futures contract.  The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily NAV, the Fund will mark to market the current value of its open futures contracts.  The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.  For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index.  These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security.  In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts.  For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility.  Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index.  In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average (“DJIA”) experiences one-day declines of 10%, 20% and 30%.  The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities.  Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements.     The Fund may enter into swap agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are often individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.  With respect to cash-settled swaps, the Fund will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps.

When selling protection under a credit default swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself.  The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

Equity Swaps.     In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate.  By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Short Sales

The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed income instruments.  A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline.  The Fund may make short sales for financing, risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities.  The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Special Situations

The Fund intends to invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions.  In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss.  The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Investments in Unregistered Underlying Funds

The Underlying Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Underlying Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

 Reliance on Information Provided by Managers of Underlying Funds (“Managers”).  The Fund relies primarily on information provided by Managers in valuing its investments in Underlying Funds.  Investors should recognize that valuations of illiquid securities, such as interests in certain Underlying Funds, involve various judgments and consideration of factors that may be subjective.  There is a risk that inaccurate valuations provided by Managers could adversely affect the value of the Fund and, therefore, the amounts shareholders receive upon the redemption of shares.  A Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser.  There can be no assurance that a Manager will provide advance notice of any material change in an Underlying Fund’s investment program or policies and thus, the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

 Additional Fees and Expenses.  By investing in the Underlying Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Underlying Funds.

Independent Managers.  Investment decisions of the Underlying Funds and the Sub-Advisers are made by the Managers and the Sub-Advisers independently of each other.  As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund or by a Sub-Adviser.  Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications.  The Fund may not be able to withdraw its investment in certain Underlying Funds promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund’s investment return.

Limitations on Voting Rights of Underlying Funds.  To the extent the Fund purchases non-voting securities of an Underlying Fund or waives its right to vote its securities with respect to Underlying Funds, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund, including matters that could adversely affect the Fund’s investment in the Underlying Fund.

The Fund will waive its voting rights of Underlying Funds only pursuant to a negotiated, contractual agreement.  The waivers may be irrevocable by the Fund.  The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board.

In addition, the Fund may waive its voting rights or invest in non-voting securities in order to avoid being an “affiliated person” for purposes of the 1940 Act.  Section 17 of the 1940 Act prohibits certain transactions involving a fund and its “affiliated persons”.  “Affiliated persons” include shareholders of 5% or more of the fund’s outstanding voting securities or any issuer whose securities the fund holds 5% or more; control persons of the fund; officers, trustees, or other employees of the fund and the fund’s investment adviser.  These prohibitions are designed to prevent conflicts of interest in which insiders may use a fund to benefit themselves to the detriment of the Fund and its shareholders.

Other Registered Investment Companies

The Fund may invest in securities issued by other registered investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC. These securities include shares of other closed-end funds, open-end investment companies (i.e., mutual funds) and ETFs. As a stockholder in a registered investment company, the Fund will bear its ratable share of that registered investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other registered investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein.

Exchange-Traded Funds

The Fund may invest in ETFs, which are shares of publicly traded unit investment trusts and open-end investment companies. ETF shareholders are generally subject to the same risk as holders of the underlying securities included in the ETF’s portfolio. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, shareholders may also indirectly bear similar expenses of an ETF, which can have an adverse effect on the return of capital of the Fund.

Bank Loans and Participations

The Fund’s investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including; (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”).  The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate.  In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein.  Loan interests primarily take the form of assignments purchased in the primary or secondary market.  Loan interests may also take the form of participation interests in a Senior Loan.  Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund may purchase “assignments” from the Agent or other Loan Investors.  The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor.  Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower.  As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower.  In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation.  As a result, the Fund will assume the credit risk of both the borrower and the Loan Investor selling the participation.  In the event of the insolvency of the Loan Investor selling a participation, the Fund may be treated as a general creditor of such Loan Investor.  The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.  Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire participations if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch, or comparably rated by another nationally recognized rating agency) if determined by the Adviser to be an appropriate investment for the Fund.  The effect of industry characteristics and market compositions may be more pronounced.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a borrower will for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.  When the Fund buys a Senior Loan, it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee.  On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan.  In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower.  Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”).  Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt.  In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with any free cash flow.  Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities.  A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower.  In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.  However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement.  In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement.  The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan.  Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower.  The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower.  The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance.  The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan.  The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings.  A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans.  However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest.  In situations involving intermediate participants, similar risks may arise.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above.  The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others.  As such, prepayments cannot be predicted with accuracy.  Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced.  However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities.  Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests.  Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.  The Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties.  A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value.  Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured.  In most credit agreements there is no formal requirement to pledge additional collateral.  In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured.  There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan.  On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.  However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

The failure to perfect a security interest due to faulty documentation or faulty official filings could lead to the invalidation of the Fund’s security interest in loan collateral.  If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates.  The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan.  The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Subordinated Loans

The Fund may invest in subordinated loans, which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or in lien priority to first lien holders.  Accordingly, the risks associated with subordinated loans are higher than the risk of loans with first priority over the collateral.  In the event of default on a subordinated loans, the first priority lien holder has first claim to the underlying collateral of the loan.  It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans.  Because subordinated loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower.  This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.  Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in subordinated loans, which would create greater credit risk exposure for the holders of such loans.  Subordinated loans share the same risks as other below investment grade securities.

Debtor-in-Possession (“DIP”) Loans

The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms will have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

Lender Liability

Under common law principles that in some cases form the basis for lender liability claims, if a lender (a) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors or (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.

Restricted and Illiquid Securities

The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144A Securities”).  Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers.  One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained.  However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s board of trustees (“Board”).  Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.  To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Fund invests may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process.  The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy proceedings or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties.  For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments to the Fund may be reclaimed, recharacterized or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law.  In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund as a creditor.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court and until the plan ultimately becomes effective.  Similar delays can occur while a court may be considering a sale or other restructuring transaction.  In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders.  If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Investment in Wholly-Owned Subsidiary

The Subsidiary is an exempted company organized under the laws of the Cayman Islands.  The Fund may invest in the Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets.  The Subsidiary may also invest in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and similarly may hold cash or cash equivalents.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax.  If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.  There can be no assurance that the investment objective of the Subsidiary will be achieved.  In addition, the Subsidiary is not registered under the 1940 Act and, except as otherwise noted in the Prospectus, is not subject to the investor protections of the 1940 Act.  However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.  In managing the Subsidiary’s investment portfolio, the Adviser will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.

Use of Segregated and Other Accounts

Many transactions in derivative instruments (including swaps), in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not covered or subject to offsetting positions or transactions. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a cash-settled futures contract. Transactions in derivative instruments may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

Foreign Securities

The Fund may invest in securities of borrowers that are organized or located in countries other than the United States, including non-U.S. dollar-denominated securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund’s assessment of the risk/reward of specific securities in that country along with relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different and perhaps not as well formulated and defined legal systems and laws relating to bankruptcy and creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar-denominated investments will be subject to substantially similar risks to those associated with direct investment in securities of foreign issuers, and are subject to currency risk as well. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund may also hold non-U.S. dollar-denominated senior loans or other securities received as part of a reorganization or restructuring. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Fund may invest in securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. Currency exchange rates may fluctuate significantly over short periods of time. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

Foreign Currency Transactions.  The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for hedging purposes. This type of forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed-upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. They may also be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities that are held or proposed to be purchased are denominated. The Fund may also enter into currency swap transactions. A currency swap generally involves an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps also usually involve initial and final exchanges of the designated currency that correspond to an agreed-upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities. When required by law, the Fund will cause its custodian bank to earmark cash or other liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or liquid securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities.  Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts.  Short-term debt securities are defined to include, without limitation, the following:

(1)   U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities.  U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities.  Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship.  As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac.  Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default.  See “Mortgage-Backed Securities—Mortgage Pass-Through Securities” below. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so;

(2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable.  The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Certificates of deposit purchased by the Fund may not be fully insured by the FDIC;

(3)   Repurchase agreements, which involve purchases of debt securities.  At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement.  The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws; and

(4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for such notes.  However, they are redeemable by the Fund at any time.  The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Conflicts of Interest

Adviser and KKR Conflicts

For purposes of this section, the term “we” shall be used to refer collectively to KKR, including the Adviser, which became a subsidiary of KKR in October 2012.

Because we manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present.  For instance, the Adviser may receive fees from certain accounts that are higher than the fees received by the Adviser from the Fund, or receive a performance-based fee on certain accounts.  In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent we have proprietary investments in certain accounts, where our portfolio managers or other employees have personal investments in certain accounts or when certain accounts are investment options in our employee benefit plans.  We have an incentive to favor these accounts over the Fund.  We manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, which could harm the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

We manage assets for accounts other than the Fund, including private funds. The Fund may invest in the same credit obligations as other funds advised by us (for purposes of this section, “KKR Funds”), although their investments may include different obligations of the same issuer.  For example, the Fund might invest in senior loans issued by a borrower and one or more KKR Funds might invest in the borrower’s junior debt.  In addition, we manage certain accounts (including collateralized loan obligations (“CLOs”)) that invest in certain types of credit obligations in which the Fund may also invest.  Actions taken by us on behalf of the KKR Funds may be adverse to the Fund and its investments which could harm the performance of the Fund.

Conflicts of interest may arise where the Fund and other KKR Funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer.  In such circumstances, decisions made with respect to the securities held by one KKR Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other KKR Funds (including the Fund).  For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other KKR Funds, such other KKR Funds may have an interest that conflicts with the interests of the Fund.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain Fund affiliates.  As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund that we manage.  The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which includes other funds we manage), which could be deemed to include certain types of investments, or certain types of restructurings of investments, in the same portfolio company (whether at the same or different times).  These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.  The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest.  The Board will review these policies and procedures and any conflicts that may arise.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other investment funds and accounts.

We are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources.  These activities could be viewed as creating a conflict of interest in that our time and effort and that of our officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients.

We or our members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information.  The possession of such information may limit our ability to buy or sell a security or otherwise to participate in an investment opportunity.  Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by us for other clients, and we will not employ information barriers with regard to our operations on behalf of our registered and private funds, or other accounts.  In certain circumstances, our employees may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Sub-Adviser Conflicts

[To be provided.]

Other Portfolio Strategies

The following disclosure supplements the disclosure set forth under the captions “Additional Investment Strategies” and “Additional Risks of Investing in the Fund” in the Prospectus.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), CLOs and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs, CDOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Mortgage-Backed Securities

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBSs”), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisers determine that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities. ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Dollar Rolls

The Fund may enter into “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into dollar rolls for financing and does not treat them as borrowings.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to manage the Fund’s interest rate and prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.  When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.  If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss.  At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities.  The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund.  There is always a risk that the securities may not be delivered and that the Fund may incur a loss.  Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates.  Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”).  There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date.  This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date.  No income accrues to the Fund during the period from the Commitment Date to the Settlement Date.  On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e.  T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”).  For par loans, income accrues to the buyer of the Senior Loan (the “Buyer”) during the period beginning on the last date by which the Senior Loan purchase should have settled (T+7) to and including the actual settlement date.  Should settlement of a par Senior Loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the Senior Loan (this payment may be netted from the wire released on settlement date for the purchase price of the Senior Loan paid by the Buyer).  In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received.  Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment.  At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.  The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

The Fund may invest in repurchase agreements.  A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties.  The agreed-upon repurchase price determines the yield during the Fund’s holding period.  Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract.  The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk.  The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest.  In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.  The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price.  In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

Certain fixed income obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater market risk and credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. Distributions attributable to the Fund’s “original issue discount” income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to the shareholders as ordinary income. As a consequence of selling investments in order to make distributions of “original issue discount” income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to the shareholders as ordinary income or as long-term capital gain depending on which investments are sold.

Credit Facility

The Fund may enter into definitive agreements with respect to a credit facility or other borrowing program, subject to limits established by the 1940 Act, and would only be used for temporary or emergency purposes, including as necessary to meet redemptions. Any such borrowings would constitute financial leverage. Such a credit facility would not be convertible into securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the credit facility against liabilities they may incur in connection with the credit facility program.

Securities Lending

To achieve its investment objective, the Fund may lend portfolio securities to certain financial institutions, provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral must be valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities be returned; (iii) any interest or dividends paid will be received by the Fund; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3 % of the Fund’s total assets. The Fund’s lending of securities involves the risk of loss in the loaned securities or relay in recovery of the securities if the borrower becomes insolvent or should otherwise fail to deliver the loaned securities. The Fund may engage the services of a securities lending agent who would receive a share of the income generated by such activities. The fees associated with securities lending do not appear in the Fund’s fee table, and the Fund bears the entire risk of loss on any reinvested collateral received in connection with securities lending. The Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund is obligated to recall a loaned security in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Lack of Operating History

As of the date of this SAI, the Fund has no operating history.  Therefore, there is no operating history to evaluate the Fund’s future performance.  The past performance of other investment funds managed by the Adviser or Sub-Advisers cannot be relied upon as an indicator of the Fund’s success, in part because of the unique nature of the Fund’s investment strategy.  An investor in the Fund must rely upon the abilities of the Adviser and Sub-Advisers in identifying and implementing investments for the Fund.  There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for the Fund.

Additional Risks of Other Derivative Instruments

Each of the U.S. exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker or futures commission merchant through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with counterparties deemed creditworthy by the Adviser.

Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Concentration Risk

The Fund is not subject to specific concentration restrictions, other than the restrictions listed below under “Fund Investment Policies,” and may at times allocate a substantial portion of its capital to a limited number of securities or other investments, or concentrate its investments across a limited number of jurisdictions or industry sectors. As a consequence, the aggregate return of the Fund may be substantially affected by the unfavorable performance of one or a small number of investments, issuers, securities, geographic regions or industries or by the unfavorable developments in one or a small number of geographic regions or industries.

Eurozone Risks

The Fund may invest from time to time in European companies and companies that have operations that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial writedowns and reductions in the face value of Eurozone sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone, and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults, and European Union and/or Eurozone exits, could have material adverse effects on investments in the Fund in European companies, including but not limited to the available of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro, and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund and its investments. It is possible that a number of the Fund’s investments will be denominated in Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakups or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Fund and consequently the Fund’s shareholders.

Shadow Banking Regulation

In October 2011, the Financial Stability Board issued a report that recommended strengthening oversight and regulation of the so-called “shadow banking” banking system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and the Fund’s returns and may become prohibitive.

Recent Developments

The credit markets have been experiencing extreme volatility and disruption for several years. Instability in the credit markets has made it more difficult for a number of issuers of fixed income securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of fixed income securities may be subject to increased cost for fixed income, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to make interest and/or principal payments on credit obligations during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the credit obligations and foreclosure on the borrower’s assets securing the credit obligations, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet other fixed income obligations. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if a borrower were to commence bankruptcy proceedings, even though the Fund may hold a senior loan of such borrower, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions may also decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Such conditions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s shares.

In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

FUND INVESTMENT POLICIES

The following are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. With respect to the limitation on borrowings, in the event that the Fund’s borrowings at any time exceed 33 1/3 % of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays) the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3 % of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings). However, the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Such borrowings will be considered to be for temporary purposes if they are repaid within 60 days and are not extended or renewed by the Fund.

The Fund may not:

1.                                      Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

2.                                      Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.                                      Invest in any security if, as a result, more than 25% of the value of the Fund’s net assets, taken at market value at the time of each investment, are in the securities of issuers in any one industry or group of related industries except (a) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities or tax exempt securities of state and municipal governments or their political subdivisions, (b) securities of other investment companies, or (c) as otherwise provided by the 1940 Act and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act. Private purpose industrial development bonds issued on behalf of non-government issuers are subject to the limitation on investing more than 25% of the value of the Fund’s net assets, taken at market value at the time of each investment, in the securities of issuers in any one industry or group of related industries.

4.                                      Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use; (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities and/or other instruments that are secured by real estate or interests therein; (d) purchase and sell mortgage-related securities and/or other instruments; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments; and (f) as otherwise permitted by the 1940 Act and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

5.                                      Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

6.                                      Make loans of money or property to any person, except (a) to the extent that securities, instruments or interests in which the Fund may invest are considered to be loans (including through direct extensions of credit), (b) through the loan of portfolio securities (i.e., securities lending), (c) by engaging in repurchase agreements, or (d) as may otherwise be permitted by the 1940 Act and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

The latter part of certain of the Fund’s fundamental investment policies (i.e., the references to “as may otherwise be permitted by the 1940 Act and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

The following are non-fundamental investment policies of the Fund and may be changed by the Board without shareholder approval.

The Fund may not invest in illiquid assets if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid assets.  An investment is illiquid if it cannot readily be sold within seven days in the ordinary course of business at a price approximately equal to the price at which the Fund is valuing the security.

Temporary Defensive Investments

For temporary defensive purposes, during periods in which a Sub-Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a temporary defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) fixed income securities or hold cash. The short and medium-term fixed income securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or non-U.S. banks denominated in any currency; (iii) adjustable, variable or floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate fixed income obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary defensive purposes only in short-term and medium-term fixed income securities that a Sub-Adviser believes to be of high quality, i.e., subject to a lower risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objective. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties. The Fund may disclose its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. The Fund may also disclose its portfolio breakdown by ratings, security type, geography, top five sectors and fixed vs. adjustable, variable or floating rate instruments, from time to time by posting this information on its website. These disclosures are public and are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Fund’s Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Fund—namely, the Adviser and its affiliates, the administrator, the custodian, and the transfer agent, as identified below, and auditors and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Fund. From time to time, the Fund and the Adviser may authorize additional parties to receive such additional portfolio holdings information, subject to the requirements described above. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Distributor. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

Certain KKR Funds may have access to the portfolio holdings of those other KKR Funds on a more frequent or enhanced basis than the Fund’s portfolio holdings are disclosed to its shareholders. To the extent that the Fund holds the same investments or investments issued by the same issuers as are held by other KKR Funds, these investors in other KKR Funds may receive more in-depth and/or more frequent information with respect to those holdings than will shareholders in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Trust are managed under the direction of the Trust’s Board and the Trust’s officers appointed by the Board. The tables below list the Trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, its Board members and officers, is 555 California Street, 50th Floor, San Francisco, CA 94104, unless specified otherwise below.  The business address of the Adviser is One Penn Plaza, Suite 3515, New York, NY 10119.  The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or its affiliates as of the date of this SAI. Each Trustee serves an indefinite term, until his or her successor is elected. Officers are annually elected by the Trustees.

Interested Trustees (1)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

William C. Sonneborn (43)	Chairman of the Board; Trustee; President and Chief Executive Officer	Since September 2012

Chief Executive Officer of KKR Asset Management LLC and KKR Financial Holdings LLC and a member of KKR’s Management Committee and the Investment Committee of KKR Asset Management LLC (since 2008); President and Chief Operating Officer of the TCW Group, Inc., and CEO of The TCW Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. (2002 - 2008).

				[ ]	KKR Financial Holdings LLC (2008—present); The TCW Funds, Inc. (2002 - 2008).

Independent Trustees (1)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Michael E. Cahill (62)	Trustee	Since March 2013	Executive Vice President (since 2008) and Managing Director and General Counsel (since 1991), The TCW Group, Inc. and Trust Company of the West (financial services firm).	[ ]	None.

Tobin V. Levy (69)	Trustee	Since September 2012

Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011); Managing Director and Chief Financial Officer, Hedge Fund Strategies Group, Goldman Sachs & Co. (financial services firm) (1995 - 2008).

				[ ]	Alostar Bank of Commerce.

Jeffrey L. Zlot (42)	Trustee	Since September 2012	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	[ ]	None.

Principal Officers who are not Trustees

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Michael R. McFerran (41)	Treasurer and Chief Financial Officer	Since September 2012	Chief Financial Officer, KKR Asset Management LLC (2005—present); Chief Financial Officer (2010—present) and Chief Operating Officer (2008—present), KKR Financial Holdings LLC.

Annette O’Donnell-Butner (44)	Chief Compliance Officer	Since September 2012	Chief Compliance Officer, KKR Asset Management LLC (2009—present); Deputy Director of Compliance, Lehman Brothers (2000 - 2009).

Nicole J. Macarchuk (44)	Secretary and Vice President	Since September 2012

General Counsel, KKR Asset Management LLC (2010—present); General Counsel and Secretary, KKR Financial Holdings LLC (2010—present); Co-General Counsel, Och-Ziff Capital Management Group LLC (2005 - 2010).

Koji E. Felton (51)	Assistant Secretary	Since March 2013	Director and Counsel, KKR Asset Management LLC (2013-present); Counsel, Dechert LLP (2011-2013); Senior Vice President and Deputy General Counsel, Mutual Funds, Charles Schwab & Co., Inc. (1998-2011).

(1)                                 “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, and “Interested Trustees” are those Trustees who are “interested persons” of the Trust. Mr. Sonneborn is an “Interested Trustee” because he is the Chief Executive Officer of KKR Asset Management LLC.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Trustee Beneficial Ownership of Securities

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of [  ]. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.  As the Fund has not yet commenced operations, none of the Trustees beneficially own any class of securities of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
William C. Sonneborn	None	[ ]
Independent Trustees
Michael E. Cahill	None	[ ]
Tobin V. Levy	None	[ ]
Jeffrey L. Zlot	None	[ ]

[None of the Independent Trustees or their family members beneficially owned any class of securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund, as of [    ].]

Board Committees

In addition to serving on the Board, the Trustees will also serve on one or more of the following committees, which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairperson of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee.  The members of the Audit Committee are Tobin V. Levy, Jeffrey L. Zlot and Michael E. Cahill, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Tobin V. Levy serves as chairperson of the Audit Committee. The Board has determined that Mr. Levy is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available at: www.kkrfunds.kkr.com. The Audit Committee is responsible for selecting, engaging and discharging the independent accountants, reviewing the plans, scope and results of the audit engagement with the independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting.

Nominating Committee.  The members of the Nominating Committee are Jeffrey L. Zlot, Tobin V. Levy and Michael E. Cahill, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Jeffrey L. Zlot serves as chairperson of the Nominating Committee. The Nominating Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the

Nominating Committee’s charter is available at: www.kkrfunds.kkr.com. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by the shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and Fund management. The Nominating Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate.

The Fund has not yet commenced operations, and therefore neither the Audit Committee nor the Nominating Committee of the Fund has held meetings.

Experience of Trustees

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Michael E. Cahill, an Independent Trustee, has served as Executive Vice President since 2008 and Managing Director and General Counsel since 1991 of The TCW Group, Inc. and Trust Company of the West, an international investment management firm. Mr. Cahill previously worked at Act III Communications in Los Angeles from 1988 to 1991, where he was Senior Vice President and General Counsel.  Earlier in his career, Mr. Cahill was in private corporate law practice at O’Melveny and Myers LLP in Los Angeles and at Shenas, Robbins, Shenas & Shaw in San Diego.  Mr. Cahill currently serves on the Board of Trustees of Southwestern Law School in Los Angeles. Mr. Cahill is a member of the bars of the state of California and of the Province of Ontario and is admitted to various courts, including the U.S. Supreme Court.  Mr. Cahill holds a B.A. with first class honors from Bishops University, a J.D. from Osgoode Hall Law School, York University and an LL.M. from Harvard University.

Tobin V. Levy, an Independent Trustee, was previously employed by Goldman Sachs & Co. for 13 years where he served as a Managing Director and Chief Financial Officer of the Hedge Fund Strategies Group. While at Goldman Sachs & Co., Mr. Levy established and managed Goldman Sachs Bank USA, a $20 billion Goldman Sachs bank subsidiary of which he was Chairman and Chief Executive Officer. Prior to that, Mr. Levy was employed by Caisse Nationale de Credit Agricole for 10 years in a variety of roles, including as a Member of the Executive Committee. Earlier in his career, Mr. Levy held management roles at Norwest Bank and First Pennsylvania Corporation. Before Mr. Levy began his career, he was a First Lieutenant in the U.S. Army from 1968 - 1971. Mr. Levy currently serves as a Trustee of the Borough of Princeton Housing Authority, as Treasurer and Head of the Investment Committee for Princeton Public Library and as a Trustee and Head of the Investment Committee for Princeton Day School. Mr. Levy holds a B.S. in Economics from the University of Pennsylvania and an M.B.A. from Wharton at the University of Pennsylvania.

Mr. Sonneborn, an Interested Trustee, joined KKR in 2008 and is the Chief Executive Officer of KKR Asset Management LLC and KKR Financial Holdings LLC. He is also a member of KKR’s Management Committee and KKR Asset Management LLC’s Investment Committee. Prior to joining KKR, Mr. Sonneborn was with The TCW Group, Inc., most recently as President and Chief Operating Officer and CEO of The TCW Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. Mr. Sonneborn previously worked at Goldman, Sachs & Co., in both New York and Hong Kong, where he was predominantly focused on executing mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors and holds a B.S. from Georgetown University.

Jeffrey L. Zlot, an Independent Trustee, has served as the Managing Director of The Presidio Group LLC, an investment consultant and banking firm, since 1997. Mr. Zlot was previously the Chief Compliance Officer of Presidio Merchant Partners, LLC, a wholly-owned subsidiary of The Presidio Group LLC. Mr. Zlot served as Chief Financial Officer of The Presidio Group LLC from 1997 to 2007. Previously, he worked as a Research Analyst at Peter Hart Research Associates. Mr. Zlot also serves as a founding member of the Business Leadership Council of Jewish Community Federation of San Francisco. Mr. Zlot received his B.A. in Government from Colby College and is a Certified Financial Planner.

Board Leadership Structure

The Board is currently composed of four Trustees, three of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, William C. Sonneborn serves as Chairman of the Board and is an Interested Trustee by virtue of his employment relationship with KKR Asset Management LLC. The Board believes that it is in the best interests of Fund shareholders for Mr. Sonneborn to serve as chairman of the Board because of his significant experience in matters of relevance to the Fund’s business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee. In addition, the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Fund’s Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately in executive session, both with and without the Fund’s chief compliance officer, as often as necessary to exercise their oversight responsibilities.

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. The Board will oversee the Fund’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Distributor, Administrator and transfer agent. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with the officers of the Fund to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees will communicate directly with senior members of Fund management.

The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and the Fund’s service providers.

Compensation

[Each Trustee who is not an employee of KKR Asset Management LLC is compensated by an annual retainer and meeting fees, as follows:

Retainer	$27,000
In-Person Meeting Fees (total annual fee; assumption of quarterly meetings)	$14,000
Telephonic Meeting Fees (total annual fee)	$2,500
Committee Meeting Fees (total annual fee, excluding Audit Committee)	$4,500
Audit Committee Meeting Fee (total annual fee)	$4,000

As the Fund has not yet commenced operations, the Independent Trustees have not received any compensation from the Fund.  The following is an estimate of the total compensation to be paid to the Trustees during the fiscal year ending October 31, 2013:

Compensation(1)
Name of Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid to Trustees

Interested Trustee

William C. Sonneborn(2)	None		$0

Independent Trustees

Michael E. Cahill*	None	$	[39,600	]

Tobin V. Levy	None	$	[52,000	]

Jeffrey L. Zlot	None	$	[52,000	]

(1) Includes all amounts paid for serving as Trustee of the Fund, as well as serving as chairperson of a committee.

(2) Mr. Sonneborn, as an Interested Trustee, is not compensated by the Fund or the Fund Complex for his services.

*    Michael E. Cahill was appointed as a Trustee on March 25, 2013.

Codes of Ethics

The Fund, the Adviser and the Sub-Advisers have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. The codes of ethics are filed as an exhibit to the registration statement of which this SAI is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520.

Proxy Voting Policies

Each Sub-Adviser has agreed that it will be responsible for voting proxies of issuers of securities held by the Fund with respect to the portion of the Fund’s assets for which the Sub-Adviser provides investment advisory services.  Each Sub-Adviser has further agreed that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Advisers Act (such voting policies, the “Proxy Voting Policies”), and that shall be acceptable to the Board.

The Sub-Advisers will provide all the information necessary for the Fund to make the required disclosures regarding proxy voting in its Statement of Additional Information, as well as on SEC Forms N-CSR and N-PX.  In addition, information regarding how the Fund’s proxies and corporate actions were voted by the Sub-Advisers will be provided to shareholders of the Fund upon their written request.

[Proxy voting policies of Sub-Advisers to be provided]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[As of the date of this Statement of Additional Information, [  ] owned of record and beneficially [  ]% of the outstanding shares of the Fund, and thus, until the public offering of the shares commences, will control the Fund.]

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Prisma Capital Partners LP, a division of leading global investment firm KKR, serves as the Fund’s Adviser, subject to the ultimate supervision of, and any policies established by, the Fund’s Board, pursuant to the terms of an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser allocates the Fund’s assets in accordance with the Fund’s investment objective.

The Adviser was organized as a limited partnership under the laws of the state of Delaware in 2003 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser currently serves as an investment adviser of certain unregistered investment companies and may in the future serve as an investment adviser of other registered and unregistered investment companies.  The Adviser has a team of approximately [  ] investment professionals.  The offices of the Adviser are located at One Penn Plaza, Suite 3515, New York, New York 10119, and its telephone number is 212-590-0800.

The Adviser was acquired by KKR in October 2012 and had $8 billion in assets under management as of December 31, 2012.  KKR is a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. As of December 31, 2012, KKR had $75.5 billion in assets under management.

Founded in 1976, KKR is a leading global investment firm with 16 offices and approximately 900 people, including over 300 investment professionals.  It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies.  KKR is a long-term fundamental investor focused on producing attractive risk-adjusted returns for its clients.

Under the Investment Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to [  ] of the Fund’s average daily net assets (“Management Fee”). The Adviser, has contractually agreed to forego an amount of its monthly Management Fee and pay, absorb or reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement (as set forth in the Annual Fund Operating Expenses table on page 3 of the Prospectus) do not exceed [  ]% and [  ]% of the average daily net assets of the [  ] Class and [  ] Class, respectively, (excluding interest, taxes, brokerage commissions, dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles, extraordinary expenses and certain other Fund expenses) at least until [  ]. Under the expense limitation agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided that such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement plus recoupment to exceed [  ]% and [  ]% of the average daily net assets of the [  ] Class and [  ] Class, respectively, for the fiscal year.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be included in the Fund’s annual report to shareholders for the period ending [  ], 2013.

As the Fund has not yet commenced operations, the Adviser has not earned (or accrued) any advisory fees, nor waived any such fees.

The Sub-Advisers

The Adviser currently intends to allocate assets for each investment strategy to the following Sub-Advisers:

Investment Strategy	Sub-Adviser

[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

The Adviser engages each Sub-Adviser to provide investment management services pursuant to the terms of an investment sub-advisory agreement with the Adviser (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser. The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style.

Pursuant to the Sub-Advisory Agreements, the Sub-Advisers have been delegated responsibility for the Fund’s day-to-day management for the assets of the Fund allocated to such Sub-Advisers. Each Sub-Advisory Agreement provides in substance that the Sub-Advisers will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreements permit each Sub-Adviser to effect securities transactions on behalf of the Fund through associated persons of the Sub-Adviser.  The Sub-Advisory Agreement also specifically permits the Sub-Advisers to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although the Sub-Advisers have no current plans to pay a material amount of such compensation.

Under each Sub-Advisory Agreement, the Sub-Adviser will receive a fee, computed daily and payable monthly, at an annual rate of [  ]% of the average daily net assets of the portion of the Fund’s assets that the Sub-Adviser manages (“Sub-Advisory Fee”).

Each Sub-Advisory Agreement may be continued in effect from year to year after its initial two-year term, subject to approval of its continuance in the same manner as the Fund’s Investment Advisory Agreement.  The Sub-Advisory Agreements are subject to termination at any time, without penalty, by vote of the Board, or by a majority vote of the outstanding shares of the Fund on 30 days written notice to the Sub-Adviser; and by the Adviser on 65 days written notice to the Sub-Adviser.  A Sub-Adviser is permitted to terminate its Sub-Advisory Agreement at any time on 120 days written notice to the Adviser. The Sub-Advisory Agreements also terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to the Fund.

As the Fund has not yet commenced operations, the Sub-Advisers have not earned (or accrued) any sub-advisory fees.

Multi-Manager Structure

The Adviser, subject to oversight by the Board, has ultimate responsibility to oversee the Permitted Sub-Advisers (as defined below) and recommend the hiring, termination and replacement of the Permitted Sub-Advisers. The Adviser and the Fund have applied for an exemptive order from the SEC that will permit the Adviser to engage additional Permitted Sub-Advisers, and to enter into and materially amend an existing or future Sub-Advisory Agreement with a Permitted Sub-Adviser, upon the approval of the Board, without obtaining shareholder approval. As a condition to relying on the order, within 90 days after hiring a new Permitted Sub-Adviser, the Fund will provide shareholders with an information statement containing information about the Permitted Sub-Adviser. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order once issued by the SEC and the Fund and the Adviser intend to rely on the exemptive order when issued without seeking additional shareholder approval. As used herein, the term “Permitted Sub-Adviser” means any Sub-Adviser that is either unaffiliated with the Adviser or that is a direct or indirect wholly-owned subsidiary of KKR.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements will be included in the Fund’s annual report to shareholders for the period ending [  ], 2013.

Investment Team

The following investment professionals of the Sub-Advisers are primarily responsible for the day-to-day management and oversight of the Fund:

[Name and Bio of Investment Professional]

[Name and Bio of Investment Professional]

[Name and Bio of Investment Professional]

Skilled Risk Management

The Adviser’s risk management framework emphasizes comprehensive management of risk, especially the complex, non-linear risks posed by hedge funds.  Accordingly, risk management at the Adviser is not a separate function, but is tightly integrated within four main investment activities: Strategy Allocation, Manager Selection, Portfolio Construction and Portfolio/Manager Monitoring.

The Adviser has developed various quantitative risk tools that are utilized throughout portfolio management. These proprietary tools, in combination with the Adviser’s fundamental views, assist it in making decisions about optimal allocations to specific investment strategies and Sub-Advisers.

The Adviser examines various risk metrics at the portfolio level.  In addition, the Adviser’s risk team performs a number of customized analyses of the portfolio and/or individual Sub-Advisers. For example, the Adviser considers contribution to risk when allocating capital to the Sub-Advisers.  The contribution to risk incorporates the Sub-Adviser’s allocation, the historical volatility of that Sub-Adviser and the correlation of that Sub-Adviser to other Sub-Advisers in the portfolio.

The Administrator

[  ], located at [  ], serves as administrator to the Fund (the “Administrator”). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of the Fund.

As the Fund has not yet commenced operations, the Administrator has not yet earned (or accrued) any fees.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

[  ] will serve as Custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act and also provides certain Fund accounting services. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out of pocket expenses. The principal business address of the custodian is [  ].

[  ] will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s shares. The principal address of the dividend paying agent, transfer agent and the registrar for the Fund’s shares is [  ].

Distribution (12b-1) and Shareholder Service Plans

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to [  ] Class shares, and a separate shareholder servicing plan (the “Shareholder Servicing Plan”) applicable to [  ] Class shares.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of [  ] Class shares, as well as related ancillary services such as account maintenance and customer service to [  ] Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of [  ]% of net assets attributable to [  ] Class shares.

The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to [  ] Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder servicing fees at an annual rate of up to [  ]% of net assets attributable to [  ] Class shares to cover the costs of such services.

Both the 12b-1 Plan fees and Shareholder Servicing Plan fees are subject to the approval of the Board. Because these fees, as applicable, are deducted from the net assets of [  ] Class and [  ] Class shares, respectively, on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it.

[As the Fund has not yet commenced operations, it has not paid any fees under the 12b-1 Plan and the Shareholder Servicing Plan.]

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [    ]: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

[Name of Sub-Adviser]

[Names of portfolio managers to be provided by each Sub-Adviser]

	Number of Accounts	Assets of Accounts		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$	[ ]	[ ]	$	[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$	[ ]	[ ]	$	[ ]
Other Accounts	[ ]	$	[ ]	[ ]	$	[ ]

Portfolio Manager Compensation

[Disclosure regarding compensation of portfolio managers to be provided by each Sub-Adviser]

Securities Ownership of Portfolio Managers

The Fund has not yet commenced operations.  Accordingly, as of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund.

CONFLICTS OF INTEREST

Adviser and KKR Conflicts

For purposes of this section, the term “we” shall be used to refer collectively to KKR, including the Adviser, which became a subsidiary of KKR in October 2012.

We will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•                                          Our members, officers and other personnel allocate their time, resources and other services between the Fund and other investment and business activities in which they may be involved.  We intend to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner.  However, we will continue to devote the time, resources and other services necessary to managing our other investment and business activities and we are not precluded from conducting activities unrelated to the Fund.

•                                          We may compete with certain of our affiliates, including other entities we manage, for investments for the Fund, subjecting us to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf.  We will receive advisory and other fees from the other entities we manage, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities’ investment accounts for any given transaction and we may have an incentive to favor entities from which we receive higher fees.

•                                          The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law.  Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

•                                          We may provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services.  In addition, we may act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio.  Any compensation we receive for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment.  We may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

•                                          From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which we provide investment management services or carry on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities.  These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•                                          We sponsor and advise and may in the future sponsor and advise a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide.  We may also make investments for our own accounts, including, for example, through investment and co-investment vehicles established for our personnel and associates. We are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources. For example, we may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies. We will provide advice and recommendations to any such companies without regard to the Fund’s interests. In addition, our ability to effectively implement the Fund’s investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict our ability to engage in transactions that they may otherwise be interested in pursuing. Our primary businesses may in some cases include the origination of investments, which could engage in investment advisory business with accounts that compete with the Fund.

•                                          We may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Fund even though their investment objectives may be similar to the Fund’s.

•                                          To the extent not restricted by confidentiality requirements or applicable law, we may apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by our other clients.

•                                          As a registered investment company, the Fund may be limited in its ability to invest in any investment in which another client of ours has an investment.  The Fund may also be limited in its ability to co-invest with us.  Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

•                                          The nature of our businesses and the participation by our employees in creditors’ committees, steering committees or boards of directors of portfolio companies, may result in our receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies.  Our possession of “inside information” or “insider” status with respect to an investment or potential investment may restrict our ability to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations.

•                                          The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

•                                          Our relationship with other advisory clients could create a conflict of interest to the extent we become aware of inside information concerning investments or potential investment targets. We and the Fund have implemented compliance procedures and practices, including information-sharing policies and procedures, that are designed to ensure that inside information is not used for making investment decisions on the Fund’s behalf.  The Fund cannot assure its investors, however, that these procedures and practices will be effective.  Although the Fund plans to leverage our firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments, our information-sharing policies and procedures, as well as certain legal and contractual constraints, could significantly limit the Fund’s ability to do so.  For example, from time to time our personnel may be in possession of material non-public information with respect to the Fund’s investments, and as a result, such personnel will be restricted by our information-sharing policies and procedures or by law or contract from sharing such information with the management team of the Fund, even where the disclosure of such information would be in the best interests of the Fund or would otherwise influence decisions taken by the members of the management team with respect to that investment.  In addition, this conflict and these procedures and practices may limit our freedom to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations.  Conversely, we may pursue investments for the Fund without obtaining access to confidential information otherwise in our possession, which information, if reviewed, might otherwise impact our judgment with respect to such investments.  Accordingly, the investment activities of our other businesses may differ from, or be inconsistent with, the activities that are undertaken for the Fund, and there can be no assurance that the Fund will be able to fully leverage the resources and industry expertise of our other businesses.  Additionally, there may be circumstances in which one or more of our personnel will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of our businesses.

•                                          We may in the future develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons.  Such services may relate to transactions that could give rise to investment opportunities that are suitable for the Fund.  In such case, our client would typically require us to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. We would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, we may come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

•                                          The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds we manage. Any such investments could create conflicts of interest between us and the Fund.  We may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between our advisory clients could exist or develop.  In addition, to the extent that another client of ours holds a different class of securities than the Fund, the interest of such client and the Fund may not be aligned.  As a result of these conflicts and restrictions, we may be unable to implement the Fund’s investment strategies as effectively as we could have in the absence of such conflicts or restrictions.  In order to avoid these conflicts and restrictions, we may choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

•                                          Certain other client accounts or proprietary accounts of ours may have investment objectives, programs, strategies and positions that are similar to, or may conflict with, those of the Fund, or may compete with, or have interests adverse to, the Fund.  This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. We may give advice or take action with respect to the investments held by, and transactions of, other client accounts or proprietary accounts that may be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund.  Such different advice and/or inconsistent actions may be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other client accounts or proprietary accounts and the Fund or the regulatory status of other client accounts and any related restrictions or obligations imposed on us as a fiduciary thereof. Such advice and actions may adversely impact the Fund.

•                                          We may enter into real-estate related transactions with Fund portfolio companies for our own account. Such transactions may include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements, or transferring options or rights of first refusal to acquire real estate assets.  Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by us to manage related conflicts.

•                                          The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including, for example, an Adviser-affiliated broker-dealer.  The Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of ours. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund.  If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons.  Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser.  As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

•                                          The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

Sub-Adviser Conflicts

[To be provided.]

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Sub-Adviser is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the assets of the Fund.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is applicable to securities traded in certain OTC markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Sub-Adviser will generally select brokers and dealers to effect transactions substantially in the manner set forth below.  However, no guarantee or assurance can be made that a Sub-Adviser will adhere to, and comply with, its stated practices.  The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of the Fund, each Sub-Adviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities.  As described below, Sub-Advisers may place orders with brokers that provide research services.  Certain Sub-Advisers may comply with the safe harbor under Section 28(e) of the Exchange Act (the “Safe Harbor”), with respect to the receipt of such services.  The Adviser considers the broker selection process employed by a Sub-Adviser in determining whether to hire the Sub-Adviser.  Each Sub-Adviser generally will seek reasonably competitive commission rates.  However, Sub-Advisers will not necessarily pay the lowest commission available on each transaction.

Consistent with the principle of seeking best execution, a Sub-Adviser may place brokerage orders with brokers (including affiliates of the Adviser or Sub-Adviser) that provide the Sub-Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of a Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Sub-Adviser or its affiliates in providing services to clients other than the Fund.  In addition, not all of the supplemental information is used by Sub-Advisers in connection with Fund.  Conversely, the information provided to Sub-Advisers by brokers and dealers through which other clients of the Sub-Advisers effect securities transactions may be useful to the Sub-Advisers in providing services to the Fund.  To the extent the Adviser manages a portion of the Fund directly, it or Managers of the Underlying Funds would expect to employ brokerage practices generally consistent with the foregoing.

As the Fund has not yet commenced operations, it has not paid any brokerage commissions.

As the Fund has not yet commenced operations, it has not acquired securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

SHARES OF THE FUND

All shares of the Fund when duly issued will be fully paid and non-assessable. Except as otherwise described in the Prospectus, shares have no preemptive, subscription or conversion rights and are freely transferable. The Trust currently consists of two series. The shareholders of the Fund have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the state of Delaware.

Shares of the Fund have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board. The shares of the Fund also have equal rights with respect to dividends, assets and liquidation of the Fund and are subject to any preferences, rights or privileges of any classes of shares of the Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of a majority of the shares of the Fund entitled to vote at such meeting.

PRICING OF SHARES

Net Asset Value

The NAV of the Fund is calculated on each day that the New York Stock Exchange (“NYSE”) is open as of the close of regular trading, normally 4:00 p.m., Eastern time. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or other financial intermediary. For a transaction to be considered in “good order,” all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the “Purchase of Fund Shares” section of this Prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

The NAV of the Fund is equal to its total assets less its total liabilities as of the relevant valuation date. The Fund calculates NAV per Share by subtracting liabilities from the total assets of the Fund and dividing the result by the total number of outstanding shares of the Fund. The Fund’s assets and liabilities are valued in accordance with the principles set forth herein. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.

Certain short-term securities with maturities of 60 days or less are generally valued based on amortized cost, which the Fund’s Board has determined constitutes fair value. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments.

The Fund will normally use pricing data for domestic equity securities received shortly after the close of the primary securities exchange on which such securities trade and do not normally take into account trading, clearances or settlements that take place after the close of the exchange. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the close of the NYSE, if the close of the NYSE occurs before the end of trading on the foreign exchange.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.  For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by, or under the supervision of, the Board. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

TAX MATTERS

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Fund shares. The discussion below provides general tax information related to an investment in Fund shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares; entities classified as partnerships for U.S. federal income tax purposes; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion only applies to a shareholder that holds shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. A “non-U.S. shareholder” generally is a beneficial owner of shares who is not a U.S. shareholder. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund in their particular circumstances.

The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Under the income test, at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”). Under the asset test, the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (a) in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are treated as such and are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its investment company taxable income and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

The Fund will be subject to a nondeductible 4% excise tax on amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary taxable income for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (and applicable state corporate income or similar taxes), including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders or as qualified dividend income in the case of non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, however, it may, in certain cases be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service (“IRS”), curing such failure and possibly paying an additional tax or penalty.

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a subsidiary that makes investments in commodity-linked instruments is qualifying income for these purposes. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. Based on the underlying tax principles relating to the private letter rulings previously issued to other taxpayers, the Funds intend to treat their income from the Subsidiary as qualifying income without any such ruling from the IRS.

There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position.  Furthermore, the tax treatment of a Fund’s investments in the Subsidiary may be adversely affected by future legislation or Treasury regulations.  In such a case, the Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy.  If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business.  It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities and certain commodities without being deemed to be engaged in a U.S. trade or business.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation.  The Fund will be treated as a “U.S. shareholder” of the Subsidiary.  As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by such Subsidiary.  It is expected that all of the Subsidiary’s income will be “subpart F income.”  The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary.  Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund’s tax basis in the Subsidiary.  “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.  If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount or in debt securities that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the income available for distribution to Shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.”

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions and (vi) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains for U.S. federal income tax purposes will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions (or deemed distributions, as described above), if any, of net long-term capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. Distributions of the Fund’s income and capital gains may also be subject to state and local taxes, except when the investment is in an IRA, 401(k) or other tax-exempt or tax-deferred account.  The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its shares, the excess will be treated as gain from a sale of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at a maximum rate of 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its shares. However, Fund distributions would generally not qualify for this favorable treatment and also would generally not qualify for the corporate dividends received deductions to the extent the Fund earns interest income rather than dividend income.

It is expected that a portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of fixed income securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Dividends and other distributions paid by the Fund are generally treated as received by a Shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale of Shares

A Shareholder may recognize capital gain or loss on the sale or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder’s holding period for such shares is more than one year. Under current law, net long-term capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.  Losses realized by a shareholder on the sale of shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including pursuant to reinvestment of dividends) shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the shares and the proceeds from a sale or other disposition of shares. A shareholder will be subject to backup withholding (currently, at a rate of 28%) on all such payments if it fails to provide the payor with its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Shareholders

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, distributions of investment company taxable income will generally be subject to a U.S. federal withholding tax at a rate of 30% (or lower treaty rate).

For taxable years beginning before January 1, 2014, properly designated dividends received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). There can be no assurance that the legislation providing for an exemption from withholding for non-U.S. Shareholders will be extended beyond taxable years beginning before January 1, 2014. Thus, an investment in the shares of the Fund by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

An investment in the shares of the Fund by an individual non-U.S. Shareholder may also be subject to U.S. federal estate tax.  Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether such withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local, other U.S. taxes and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTOR

[  ], located at [  ], serves as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust with respect to the Fund (the “Distribution Agreement”). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have executed dealer agreements with the Distributor. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Fund reserves the right to suspend or discontinue distribution of Fund shares.

The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Adviser, the Transfer Agent or their affiliates.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

[The Distribution Agreement will remain in effect provided that it is approved at least annually by the Board or by a majority of the Fund’s outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.]

The Fund is newly established.  Accordingly, the Distributor has not received any commissions for the execution of Fund portfolio transactions.

FINANCIAL STATEMENTS

[The audited financial statements for the Fund and related report of its independent registered public accounting firm will be available once the Fund has completed its first semi-annual or annual fiscal period.]

OTHER INFORMATION

Independent Registered Public Accounting Firm

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Fund’s Board has engaged [  ], located at [  ] to serve as the Fund’s independent registered public accounting firm.

Legal Counsel

Counsel to the Fund is Dechert LLP.

Appendix A—Description of Securities Ratings

Moody’s Investors Service Inc. —A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.                                      Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. , Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.                                      Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issuer Credit Rating Definitions

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short- term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•                  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C.               OTHER INFORMATION

Item 28.  Exhibits

(a)	(1)	Certificate of Trust(1)

	(2)	Declaration of Trust(2)

(b)		By-Laws of Registrant(2)

(c)		Not Applicable

(d)	(1)	Investment Advisory Contract with respect to KKR Alternative High Yield Fund(3)

(2)	Investment Advisory Contract with respect to KKR Alternative Strategies Fund(6)

(3)	Form of Sub-Advisory Agreement(6)

(4)	Investment Management Agreement with respect to [KKR Alternative Strategies Fund (Cayman) Ltd.](6)

(e)		Distribution Contract(4)

(f)		Not Applicable

(g)	(1)	Custodian Agreement(3)

	(2)	Amendment dated September 25, 2012 to the Custodian Agreement(3)

	(3)	Amendment dated January 18, 2013 to the Custodian Agreement(4)

(h)	(1)	Administration Agreement(3)

	(2)	Transfer Agency Agreement(3)

	(3)	Expense Limitation and Reimbursement Agreement with respect to KKR Alternative High Yield Fund(3)

(4)	Expense Limitation and Reimbursement Agreement with respect to KKR Alternative Strategies Fund(6)

(i)	(1)	Opinion and Consent of Counsel with respect to KKR Alternative High Yield Fund(3)

(2)	Opinion and Consent of Counsel with respect to KKR Alternative Strategies Fund(6)

(j)	(1)	Consent of Independent Registered Public Accounting Firm with respect to KKR Alternative High Yield Fund(4)

(2)	Consent of Independent Registered Public Accounting Firm with respect to KKR Alternative Strategies Fund(6)

(k)	Not Applicable

(1)                                 Filed with Form N-1A on July 18, 2012.

(2)                                 Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-182743 on September 19, 2012.

(3)                                 Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-182743 on October 17, 2012.

(4)                                 Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-182743 on January 28, 2013.

(5)                                 Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-182743 on April 30, 2013.

(6)                                 To be filed by amendment.

(l)		Not Applicable

(m)	(1)	Distribution and Servicing (12b-1) Plan with respect to Investor Class Shares of KKR Alternative High Yield Fund(2)

	(2)	Shareholder Servicing Plan with respect to Institutional Class Shares of KKR Alternative High Yield Fund(3)

(n)		Multi-Class Plan adopted pursuant to Rule 18f-3(4)

(p)	(1)	Code of Ethics for the Registrant(3)

	(2)	Code of Ethics for KKR Asset Management LLC(3)

(3)	Code of Ethics for Prisma Capital Partners LP(6)

(4)	Code of Ethics of Sub-Adviser(s)(6)

*	Power of Attorney(2)

**	Power of Attorney(5)

Item 29.                 Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by KKR Management Holdings L.P., an affiliate of the investment adviser to the Registrant.  KKR Management Holdings L.P. is a Delaware limited partnership.

Item 30.                 Indemnification

Reference is made to Article VII, Section 3 of the Registrant’s Declaration of Trust which was filed with Pre-Effective Amendment No. 1 to the Registration Statement on September 19, 2012.

Item 31.                 Business and Other Connections of the Investment Advisers

KKR Asset Management LLC (“KAM”) is a wholly-owned subsidiary of KKR and serves as investment adviser to the Trust with respect to KKR Alternative High Yield Fund.  KAM is engaged in the investment advisory business. Information about the officers and partners of KAM is included in its Form ADV filed with the Commission (registration number 801-146629) and is incorporated herein by reference.

Prisma Capital Partners LP (“PCP LP”) is a wholly-owned subsidiary of KKR and serves as investment adviser to the Trust with respect to KKR Alternative Strategies Fund.  PCP LP is engaged in the investment advisory business. Information about the officers and partners of PCP LP is included in its Form ADV filed with the Commission (registration number 801-131467) and is incorporated herein by reference.

[Disclosure regarding Sub-Advisers to be provided]

Item 32.                 Principal Underwriter

(a) SEI Investments Distribution Co. (“SIDCo”) is the principal underwriter/distributor of the Trust with respect to KKR Alternative High Yield Fund.  SIDCo also acts as principal underwriter/distributor for:

SEI Daily Income Trust

SEI Liquid Asset Trust

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

SEI Institutional Investments Trust

CNI Charter Funds

Causeway Capital Management Trust

ProShares Trust

SEI Alpha Strategy Portfolios, LP

TD Asset Management USA Funds

SEI Structured Credit Fund, LP

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Global X Funds

ProShares Trust II

Exchange Traced Concepts Trust (f/k/a FaithShares Trust)

Schwab Strategic Trust

RiverPark Funds Trust

Adviser Managed Trust Fund

Huntington Strategy Shares

New Covenant Funds

Pyxis Funds I

SIDCo provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services, and automated execution, clearing and settlement of securities transactions.

(b) Information with respect to each director, officer or partner of SIDCo is as follows. Unless otherwise noted, the business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with SIDCo	Positions and Offices with Registrant
William M. Doran	Director	None
Edward D. Loughlin	Director	None
Wayne M. Withrow	Director	None
Kevin Barr	President & Chief Executive Officer	None
Maxine Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	None
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None
John C. Munch	General Counsel & Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President &Assistant Secretary	None
John Coary	Vice President & Assistant	None

Secretary
John Cronin	Vice President	None
Robert Silvestri	Vice President	None

(c) None.

Item 33.                 Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the Rules thereunder will be maintained at the offices of:

KKR Series Trust and KKR Asset Management LLC — 555 California Street, 50th Floor, San Francisco, CA 94104 (Records older than two years old will be maintained at Iron Mountain Incorporated — 50 Crisp Road, San Francisco, CA 94124.)

Prisma Capital Partners LP — One Penn Plaza, Suite 3515, New York, NY 10119

Citibank, N.A. — 388 Greenwich Street, New York, NY 10013

DST Systems, Inc. — 430 West 7th Street, Kansas City, MO 64105

SEI Investments Distribution Co. — 1 Freedom Valley Drive, Oaks, PA 19456

Item 34.                 Management Services

Not applicable.

Item 35.                 Undertakings

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 17th day of May, 2013.

KKR Series Trust

By:	/s/ William C. Sonneborn
William C. Sonneborn, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ William C. Sonneborn	Trustee and President
William C. Sonneborn	(Principal Executive Officer)	May 17, 2013

/s/ Michael E. Cahill	Trustee
Michael E. Cahill**		May 17, 2013

/s/ Tobin V. Levy	Trustee
Tobin V. Levy*		May 17, 2013

/s/ Jeffrey L. Zlot	Trustee
Jeffrey L. Zlot*		May 17, 2013

/s/ Michael R. McFerran	Treasurer
Michael R. McFerran	(Principal Financial and Accounting Officer)	May 17, 2013

*By:	/s/ Nicole J. Macarchuk
Nicole J. Macarchuk as attorney-in-fact

**By:	/s/ Nicole J. Macarchuk
Nicole J. Macarchuk as attorney-in-fact

*                 Pursuant to power of attorney filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-182743 on September 19, 2012.

**          Pursuant to power of attorney filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-182743 on April 30, 2013.